UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street,

Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Byron D. Hittle 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, District of Columbia 20006

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Report to Shareholders.

ANNUAL REPORT

October 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•

U.S. small- and mid-cap equities rose for the period, but were volatile. Stocks declined in the fourth quarter of 2018, as trade conflicts and a rising federal funds rate weighed on investor confidence. The stock market reversed course in the first quarter of 2019, after trade tensions eased and the Federal Reserve (Fed) signaled a cautious approach to interest rate hikes. Stocks also rose in the second quarter, supported by resilient corporate profits and Gross Domestic Product (GDP) growth. Nonetheless, ongoing U.S.-China trade conflicts and signs of slowing global growth pressured stocks with more cyclical exposure. Volatility extended into the second half of the year, despite the relative strength of the U.S. economy, and worries over the impact of weaker international growth on U.S. manufacturing led the Fed to cut rates three times through October. Against this backdrop, utilities and information technology stocks were the top-performing sectors within the Russell 2500TM Growth Index, for the 12-month period ended October 31, 2019. Energy and communication services stocks lagged the index with negative performance.

•

During the period, the Janus Henderson Small/Mid Cap Growth Alpha ETF (JSMD) returned 8.60% (based on NAV); its primary benchmark, the Janus Henderson Small/Mid Cap Growth Alpha Index, returned 9.02%, and its secondary benchmark, the Russell 2500 Growth Index, returned 11.77%.

•

JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2019

5 Largest Equity Holdings – (% of Net Assets)
Uber Technologies, Inc.
Road & Rail	2.9%
Westlake Chemical Corp.
Chemicals	2.5%
Masimo Corp.
Health Care Equipment & Supplies	2.4%
Jazz Pharmaceuticals PLC
Pharmaceuticals	2.2%
Paycom Software, Inc.
Software	2.1%

12.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	31.2%
Industrial	18.4%
Technology	15.6%
Consumer, Cyclical	11.3%
Financial	8.4%
Communications	8.4%
Basic Materials	5.3%
Investment Companies	4.7%
Energy	1.3%

104.6%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2019
	One Year	Since Inception*
Janus Henderson Small/Mid Cap Growth Alpha ETF – NAV	8.60%	17.40%
Janus Henderson Small/Mid Cap Growth Alpha ETF – Market Price	8.49%	17.43%
Janus Henderson Small/Mid Cap Growth Alpha Index	9.02%	17.90%
Russell 2500TM Growth Index	11.77%	16.49%

*	The Fund commenced operations on February 23, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Henderson Indices LLC (“JH Indices”). JH Indices maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. JH Indices receives compensation in connection with licensing its indices to third parties including the provision of any related data. JH Indices does not receive compensation for licensing the index to Janus Capital Management LLC with respect to the Fund.

Janus Detroit Street Trust ½ 3

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$974.40	$1.74	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small/Mid Cap Growth Alpha ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small/Mid Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 1.4%
HEICO Corp.	11,102	$1,369,321
Airlines – 0.4%
Allegiant Travel Co.	1,572	263,043
Hawaiian Holdings, Inc.	4,552	130,233

		393,276
Auto Components – 1.0%
Fox Factory Holding Corp.*	3,184	194,033
Gentex Corp.	21,108	592,079
LCI Industries	2,073	201,330

		987,442
Automobiles – 0.4%
Thor Industries, Inc.	4,561	288,529
Winnebago Industries, Inc.	2,617	125,799

		414,328
Beverages – 1.1%
MGP Ingredients, Inc.#	6,206	266,175
National Beverage Corp.#	17,001	747,364

		1,013,539
Biotechnology – 1.6%
BioSpecifics Technologies Corp.*	2,237	108,338
Enanta Pharmaceuticals, Inc.*	6,016	366,254
Ligand Pharmaceuticals, Inc.*	5,810	632,186
REGENXBIO, Inc.*	11,249	401,477

		1,508,255
Building Products – 2.5%
American Woodmark Corp.*	1,632	161,829
AO Smith Corp.	13,346	663,029
Builders FirstSource, Inc.*	11,143	251,943
Patrick Industries, Inc.*	2,297	113,495
PGT Innovations, Inc.*	5,639	99,585
Simpson Manufacturing Co., Inc.	4,309	356,096
Trex Co., Inc.*	5,636	495,348
Universal Forest Products, Inc.	5,921	298,182

		2,439,507
Capital Markets – 0.9%
Diamond Hill Investment Group, Inc.	237	33,384
Evercore, Inc. - Class A	2,759	203,173
Houlihan Lokey, Inc.	2,832	133,840
Interactive Brokers Group, Inc. - Class A	5,195	247,126
Moelis & Co. - Class A	3,397	121,205
Virtu Financial, Inc. - Class A	8,112	137,580

		876,308
Chemicals – 3.2%
Chase Corp.	2,837	332,355
Livent Corp.*	43,991	301,778
Westlake Chemical Corp.	38,654	2,442,546

		3,076,679
Commercial Banks – 3.7%
Ameris Bancorp	4,810	206,108
BancFirst Corp.	2,255	130,542
Bank OZK	8,895	249,594
Baycom Corp.*	832	17,588
Byline Bancorp, Inc.*	2,631	45,621
Cadence BanCorp	8,894	136,790
CenterState Bank Corp.	8,925	226,338
Eagle Bancorp, Inc.	2,388	107,794

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Equity Bancshares, Inc. - Class A*	1,074	$ 29,814
Esquire Financial Holdings, Inc.*	520	12,636
Farmers National Banc Corp.	1,910	28,497
FB Financial Corp.	2,133	80,350
First Bancshares, Inc.	1,183	38,992
First Bank/Hamilton	1,281	13,527
First Choice Bancorp	810	18,112
First Foundation, Inc.	3,081	49,327
Franklin Financial Network, Inc.	1,009	33,569
FVCBankcorp, Inc.*	957	16,480
Home BancShares, Inc.	11,586	214,109
Independent Bank Group, Inc.	2,972	158,913
Investar Holding Corp.	686	17,020
Pacific Premier Bancorp, Inc.	4,177	140,995
People’s Utah Bancorp	1,299	37,801
Preferred Bank	1,058	56,402
RBB Bancorp	1,388	27,954
ServisFirst Bancshares, Inc.	3,702	129,570
Sterling Bancorp	14,197	278,971
TCF Financial Corp.	10,618	420,367
Texas Capital Bancshares, Inc.*	3,480	188,129
TriState Capital Holdings, Inc.*	2,024	46,795
Veritex Holdings, Inc.	3,693	90,922
Western Alliance Bancorp	7,168	353,597

		3,603,224
Commercial Services & Supplies – 1.8%
IAA, Inc.*	12,875	491,181
Rollins, Inc.	31,592	1,203,971

		1,695,152
Communications Equipment – 1.5%
Ubiquiti, Inc.#	11,548	1,461,861
Computers & Peripherals – 0.0%
Sonim Technologies, Inc.*	3,418	8,169
Construction & Engineering – 0.3%
Comfort Systems USA, Inc.	3,555	179,208
Construction Partners, Inc. - Class A*	3,134	53,654
NV5 Global, Inc.*	1,229	89,016

		321,878
Consumer Finance – 0.7%
Credit Acceptance Corp.*	1,300	569,153
Green Dot Corp. - Class A*	3,577	103,161

		672,314
Distributors – 0.7%
Pool Corp.	3,308	686,079
Diversified Consumer Services – 0.7%
Bright Horizons Family Solutions, Inc.*	4,822	716,163
Diversified Telecommunication Services – 0.0%
Bandwidth, Inc. - Class A*	666	37,396
Electrical Equipment – 1.9%
Acuity Brands, Inc.	3,850	480,441
Allied Motion Technologies, Inc.	923	34,945
Atkore International Group, Inc.*	4,491	155,838
GrafTech International, Ltd.	28,029	338,590
Sensata Technologies Holding PLC*	15,542	795,595
TPI Composites, Inc.*	3,383	69,453

		1,874,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Electronic Equipment & Instruments – 6.3%
Cognex Corp.	28,716	$ 1,478,587
Coherent, Inc.*	4,036	601,041
Insight Enterprises, Inc.*	6,022	369,630
IPG Photonics Corp.*	8,948	1,201,537
KEMET Corp.	9,762	212,226
Littelfuse, Inc.	4,138	726,509
nLight, Inc.*	6,327	84,529
Rogers Corp.*	3,123	423,104
SYNNEX Corp.	8,591	1,011,504

		6,108,667
Energy Equipment & Services – 0.5%
Cactus, Inc. - Class A*	7,312	217,312
Liberty Oilfield Services, Inc. - Class A	11,656	107,352
ProPetro Holding Corp.*	15,577	120,722
Solaris Oilfield Infrastructure, Inc. - Class A	4,903	52,168

		497,554
Entertainment – 0.1%
Sciplay Corp. - Class A*	852	8,239
World Wrestling Entertainment, Inc. - Class A	1,786	100,087

		108,326
Equity Real Estate Investment Trusts (REITs) – 1.1%
CareTrust, Inc.	1,792	43,438
CoreSite Realty Corp.	693	81,428
CubeSmart	3,610	114,437
Gaming and Leisure Properties, Inc.	4,037	162,933
Jernigan Capital, Inc.	417	7,919
Medical Properties Trust, Inc.	8,389	173,904
Rexford Industrial Realty, Inc.	2,058	98,969
Ryman Hospitality Properties, Inc.	964	81,140
STAG Industrial, Inc.	2,385	74,030
STORE Capital Corp.	4,342	175,851
Terreno Realty Corp.	1,229	69,328

		1,083,377
Food & Staples Retailing – 0.9%
Sprouts Farmers Market, Inc.*	43,052	835,639
Food Products – 0.6%
Calavo Growers, Inc.	6,416	556,460
Health Care Equipment & Supplies – 5.9%
Cantel Medical Corp.	12,764	930,368
FONAR Corp.*	1,938	39,400
Inogen, Inc.*	6,704	364,932
LeMaitre Vascular, Inc.	6,066	209,884
Masimo Corp.*	16,296	2,375,794
Neogen Corp.*	16,007	1,041,415
Quidel Corp.*	12,665	720,638

		5,682,431
Health Care Providers & Services – 3.4%
AMN Healthcare Services, Inc.*	14,260	837,918
BioTelemetry, Inc.*	10,357	407,651
Ensign Group, Inc.	16,315	689,309
HealthEquity, Inc.*	21,543	1,223,427
Pennant Group, Inc.*	8,148	146,582

		3,304,887
Hotels, Restaurants & Leisure – 2.3%
BJ’s Restaurants, Inc.	1,691	66,947
Choice Hotels International, Inc.	4,614	408,247
Dave & Buster’s Entertainment, Inc.	3,014	119,897

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Hilton Grand Vacations, Inc.*	7,115	$ 247,104
Nathan’s Famous, Inc.	349	26,559
Planet Fitness, Inc. - Class A*	6,957	442,882
Texas Roadhouse, Inc.	5,764	325,666
Wingstop, Inc.	2,439	203,486
Wyndham Hotels & Resorts, Inc.	7,986	431,004

		2,271,792
Household Durables – 2.3%
Cavco Industries, Inc.*	755	144,696
Hooker Furniture Corp.	976	23,102
Installed Building Products, Inc.*	2,487	162,202
iRobot Corp.*	2,326	111,788
LGI Homes, Inc.*	1,901	149,190
Mohawk Industries, Inc.*	5,978	857,126
Toll Brothers, Inc.	11,918	473,979
TopBuild Corp.*	2,840	295,161
ZAGG, Inc.*	2,403	17,710

		2,234,954
Insurance – 0.5%
Health Insurance Innovations, Inc. - Class A*,#	846	22,402
Kinsale Capital Group, Inc.	1,528	161,540
National General Holdings Corp.	7,823	166,786
NI Holdings, Inc.*	1,525	26,688
Palomar Holdings, Inc.*	1,620	73,143
Universal Insurance Holdings, Inc.	2,358	63,926

		514,485
Interactive Media & Services – 0.3%
Cargurus, Inc.*	3,410	114,542
Match Group, Inc.#	2,673	195,102

		309,644
Internet & Catalog Retail – 1.1%
Chewy, Inc. - Class A*	4,420	109,041
Duluth Holdings, Inc. - Class B*	2,427	22,425
Etsy, Inc.*	9,977	443,877
GrubHub, Inc.*	7,565	257,664
Revolve Group, Inc.*,#	1,118	23,210
Stamps.com, Inc.*	1,418	119,722
Stitch Fix, Inc. - Class A*,#	4,116	94,092

		1,070,031
IT Services – 3.2%
EPAM Systems, Inc.*	9,227	1,623,583
Euronet Worldwide, Inc.*	9,166	1,283,882
GreenSky, Inc. - Class A*	10,380	79,407
Paysign, Inc.#,*	7,986	86,089

		3,072,961
Leisure Equipment & Products – 0.1%
Malibu Boats, Inc. - Class A*	1,723	56,204
Marine Products Corp.	2,814	37,764
MasterCraft Boat Holdings, Inc.*	1,547	24,365

		118,333
Life Sciences Tools & Services – 6.3%
Cambrex Corp.*	10,672	637,438
Charles River Laboratories International, Inc.*	14,915	1,938,652
PRA Health Sciences, Inc.*	20,129	1,966,805
Syneos Health, Inc.*	31,627	1,586,094

		6,128,989

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Machinery – 5.5%
Alamo Group, Inc.	1,140	$ 122,048
Allison Transmission Holdings, Inc.	11,623	506,879
Graco, Inc.	16,090	727,268
John Bean Technologies Corp.	3,055	313,962
Kadant, Inc.	1,085	98,518
Middleby Corp.*	5,370	649,502
Nordson Corp.	5,545	869,512
Omega Flex, Inc.	973	90,343
Proto Labs, Inc.*	2,593	251,443
Snap-On, Inc.	5,326	866,380
Toro Co.	10,266	791,817

		5,287,672
Media – 0.5%
AMC Networks, Inc. - Class A*	1,657	72,163
Cable One, Inc.	214	283,629
Nexstar Media Group, Inc. - Class A	1,735	168,798

		524,590
Metals & Mining – 2.4%
Steel Dynamics, Inc.	66,182	2,009,286
Warrior Met Coal, Inc.	15,540	302,719

		2,312,005
Multiline Retail – 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	5,259	335,945
Oil, Gas & Consumable Fuels – 0.6%
Berry Petroleum Corp.	12,560	117,938
Brigham Minerals, Inc. - Class A	3,408	65,059
Callon Petroleum Co.*	35,413	134,569
Falcon Minerals Corp.	7,107	43,779
Magnolia Oil & Gas Corp. - Class A*	26,124	256,538

		617,883
Personal Products – 0.6%
USANA Health Sciences, Inc.*	8,110	601,032
Pharmaceuticals – 3.7%
Corcept Therapeutics, Inc.*	34,746	506,944
Innoviva, Inc.*	30,953	359,674
Jazz Pharmaceuticals PLC*	17,304	2,173,902
SIGA Technologies, Inc.*	24,739	137,301
Supernus Pharmaceuticals, Inc.*	16,029	445,446

		3,623,267
Professional Services – 2.2%
ASGN, Inc.*	5,104	324,563
BG Staffing, Inc.	985	18,843
Exponent, Inc.	5,008	318,158
Insperity, Inc.	3,974	419,774
Robert Half International, Inc.	11,340	649,442
TriNet Group, Inc.*	6,747	357,524

		2,088,304
Real Estate Management & Development – 0.2%
Consolidated-Tomoka Land Co.	92	5,885
Jones Lang LaSalle, Inc.	969	141,978
Marcus & Millichap, Inc.*	733	26,183
Newmark Group, Inc. - Class A	2,933	31,148
RMR Group, Inc. - Class A	285	13,794

		218,988

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Road & Rail – 4.4%
Knight-Swift Transportation Holdings, Inc.	16,448	$ 599,694
Landstar System, Inc.	3,824	432,686
PAM Transportation Services, Inc.*	554	31,744
Saia, Inc.*	2,499	222,911
Schneider National, Inc. - Class B	9,075	207,545
Uber Technologies, Inc.*,#	88,637	2,792,065

		4,286,645
Semiconductors & Semiconductor Equipment – 4.9%
ACM Research, Inc. - Class A*	2,693	33,905
Cabot Microelectronics Corp.	4,885	738,221
FormFactor, Inc.*	12,649	276,128
Ichor Holdings, Ltd.*	3,768	109,686
MKS Instruments, Inc.	9,166	991,945
Monolithic Power Systems, Inc.	7,274	1,090,518
ON Semiconductor Corp.*	69,064	1,408,906
Onto Innovation, Inc.*	4,172	134,338

		4,783,647
Software – 11.3%
Alteryx, Inc. - Class A*	8,336	762,744
Appfolio, Inc. - Class A*	2,753	267,674
Aspen Technology, Inc.*	11,602	1,335,506
Avalara, Inc.*	12,701	901,771
Ebix, Inc.	5,130	218,692
LogMeIn, Inc.	8,315	546,129
Paycom Software, Inc.*	9,828	2,078,917
Paylocity Holding Corp.*	8,929	916,115
Qualys, Inc.*	6,602	563,349
SPS Commerce, Inc.*	5,870	309,760
Trade Desk, Inc. - Class A*	6,572	1,319,658
Tyler Technologies, Inc.*	6,492	1,743,232

		10,963,547
Specialty Retail – 1.7%
Boot Barn Holdings, Inc.*	2,353	82,473
Five Below, Inc.*	4,611	576,882
Floor & Decor Holdings, Inc. - Class A*	8,250	378,098
Lithia Motors, Inc. - Class A	1,857	292,440
MarineMax, Inc.*	1,789	27,640
Penske Automotive Group, Inc.	6,801	331,345

		1,688,878
Textiles, Apparel & Luxury Goods – 1.0%
Columbia Sportswear Co.	5,596	506,158
Skechers U.S.A., Inc. - Class A*	11,079	414,022
Superior Group of Companies, Inc.	1,261	18,247

		938,427
Thrifts & Mortgage Finance – 1.2%
Axos Financial, Inc.*	4,231	122,911
Bridgewater Bancshares, Inc.*	1,989	25,042
Essent Group, Ltd.	6,804	354,420
FS Bancorp, Inc.	309	17,690
LendingTree, Inc.*	898	323,145
Merchants Bancorp	1,982	32,366
NMI Holdings, Inc. - Class A*	4,682	136,948
OP Bancorp	1,095	10,731
Sterling Bancorp, Inc.	3,487	33,789
Walker & Dunlop, Inc.	2,127	133,980

		1,191,022

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.6%
BMC Stock Holdings, Inc.*	6,430	$ 173,546
EVI Industries, Inc.	1,129	38,826
SiteOne Landscape Supply, Inc.*	3,977	350,215

		562,587
Total Common Stocks (cost $94,513,113)		97,078,722
Investment Companies – 4.7%
Investments Purchased with Cash Collateral from Securities Lending – 4.7%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥, £	4,546,656	4,546,656
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 1.7521%¥	10,121	10,121
Total Investment Companies (total cost $4,556,777) – 4.7%		4,556,777
Total Investments (total cost $99,069,890) – 104.6%		101,635,499
Liabilities, net of Cash, Receivables and Other Assets – (4.6%)		(4,514,451)
Net Assets – 100%		$97,121,048

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$99,461,597	97.9%
Ireland	2,173,902	2.1
Total	$101,635,499	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/19
Investment Companies – 4.7%
Investments Purchased with Cash Collateral from Securities Lending — 4.7%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	$30,842	Δ	$ —	$ —	$4,546,656

	Share Balance at 10/31/18		Purchases	Sales	Share Balance at 10/31/19
Investment Companies –4.7%
Investments Purchased with Cash Collateral from Securities Lending — 4.7%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	847,850		21,570,359	(17,871,553)	4,546,656

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha Index	Janus Henderson Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range of fundamental measures and select the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2019.

¥	Rate reflects 7 day yield as of October 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks	$97,078,722	$—	$—

Investment Companies	10,121	4,546,656	—

Total Assets	$97,088,843	$4,546,656	$—

Janus Detroit Street Trust ½ 13

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$97,088,843
Affiliated investments, at value(3)	4,546,656
Receivables:
Investments sold	143,493
Dividends	11,282
Affiliated securities lending income, net	14,345
Due from Investment Manager	2,940
Total Assets	101,807,559
Liabilities:
Collateral on securities loaned (Note 2)	4,546,656
Payables:
Investments purchased	111,362
Management fees	28,493
Total Liabilities	4,686,511
Net Assets	$97,121,048
Net Assets Consists of:
Capital (par value and paid-in surplus)	$96,919,537
Total distributable earnings (loss)	201,511
Total Net Assets	$97,121,048
Net Assets	$97,121,048
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	2,202,000
Net Asset Value Per Share	$44.11

(1)	Includes cost of $94,523,234.
(2)	Includes $4,449,489 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $4,546,656.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$529,493
Affiliated securities lending income, net	30,842
Total Investment Income	560,335
Expenses:
Management Fees	251,661
Total Expenses	251,661
Net Investment Income/(Loss)	308,674
Net Realized Gain/(Loss) on Investments:
Investments	$(460,441)
Total Net Realized Gain/(Loss) on Investments	$(460,441)
Change in Unrealized Net Appreciation/Depreciation:
Investments	$4,705,366
Total Change in Unrealized Net Appreciation/Depreciation	$4,705,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,553,599

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$308,674	$132,339
Net realized gain/(loss) on investments	(460,441)	5,775,355
Change in unrealized net appreciation/depreciation	4,705,366	(4,563,367)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,553,599	1,344,327
Dividends and Distributions to Shareholders:
Dividends and Distributions	(268,630)	(119,256)
Net Decrease from Dividends and Distributions to Shareholders	(268,630)	(119,256)
Capital Share Transactions	41,737,139	27,735,957
Net Increase/(Decrease) in Net Assets	46,022,108	28,961,028
Net Assets:
Beginning of year	51,098,940	22,137,912
End of year	$97,121,048	$51,098,940

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$40.81	$36.77	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.15	0.10	0.18
Net realized and unrealized gain/(loss)	3.30	4.03	7.99	3.93
Total from Investment Operations	3.49	4.18	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.14)	(0.14)	(0.04)
Total Dividends and Distributions	(0.19)	(0.14)	(0.14)	(0.04)
Net Asset Value, End of Period	$44.11	$40.81	$36.77	$28.82
Total Return*	8.60%	11.37%	28.14%	16.60%
Net assets, End of Period (in thousands)	$97,121	$51,099	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$71,903	$36,173	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.43%	0.37%	0.31%	0.93%
Portfolio Turnover Rate(3)	80%	79%	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

18 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 19

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

20 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$4,449,489	$—	$(4,449,489)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold

Janus Detroit Street Trust ½ 21

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,449,489 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2019 is $4,546,656, resulting in the net amount due to the counterparty of $97,167.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

22 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 2,000 shares or 0.09% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2019, the Fund engaged in cross trades amounting to $2,305,521 in purchases and $1,495,542 in sales, resulting in a net realized loss of $317,370. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2019 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$51,949	$—	$(2,316,649)	$—	$—	$—	$2,466,211

Janus Detroit Street Trust ½ 23

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,237,492)	$(79,157)	$(2,316,649)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$99,169,288	$8,597,965	$(6,131,754)	$2,466,211

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$268,630	$—	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$119,256	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$1,896,143	$(11,372)	$(1,884,771)

5. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	1,400,000	$59,499,563	1,100,000	$47,454,865
Shares repurchased	(450,000)	(17,762,424)	(450,000)	(19,718,908)
Net Increase/(Decrease)	950,000	$41,737,139	650,000	$27,735,957

24 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$57,832,370	$57,812,236	$—	$—

For the year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$59,510,120	$17,713,198	$—	$—

During the year ended October 31, 2019, the Fund had net realized gain/(loss) of $1,923,437 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 25

Janus Henderson Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2019.

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Henderson Indices LLC (“JH Indices”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

JH Indices is the licensor of certain trademarks, service marks, and trade names. Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

26 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015).

Chairman, Clough
Funds Trust (since
2017), Independent
Trustee, Clough
Global Dividend and
Income Fund
(closed-end fund)
(since 2017),
Independent
Trustees, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018),
Chairman, Elevation
ETF Trust (2016-
2018), and
Independent

Trustee, Global X
Funds

(investment company)
(since

2018).

Janus Detroit Street Trust ½ 27

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

28 ½ OCTOBER 31, 2019

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93062 12-19

ANNUAL REPORT

October 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•

U.S. small-cap equities rose for the period but were volatile. Stocks declined in the fourth quarter of 2018, as trade conflicts and a rising federal funds rate weighed on investor confidence. The stock market reversed course in the first quarter of 2019, after trade tensions eased and the Federal Reserve (Fed) signaled a cautious approach to interest rate hikes. Stocks also rose in the second quarter, supported by resilient corporate profits and Gross Domestic Product (GDP) growth. Nonetheless, ongoing U.S.-China trade conflicts and signs of slowing global growth pressured stocks with more cyclical exposure. Volatility extended into the second half of the year, despite the relative strength of the U.S. economy, and worries over the impact of weaker international growth on U.S. manufacturing led the Fed to cut rates three times from July through October. Against this backdrop, utilities and information technology were the top-performing sectors within the Russell 2000® Growth Index, for the 12-month period ended October 31, 2019. The energy and communication services sectors lagged with negative performance.

•

During the period, the Janus Henderson Small Cap Growth Alpha ETF (JSML) returned 9.43% (based on NAV); its primary benchmark, the Janus Henderson Small Cap Growth Alpha Index, returned 10.08%, and its secondary benchmark, the Russell 2000 Growth Index, returned 6.40%.

•

JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2019

5 Largest Equity Holdings – (% of Net Assets)
Ubiquiti, Inc.
Communications Equipment	3.4%
Qualys, Inc.
Software	3.1%
Rogers Corp.
Electronic Equipment & Instruments	3.0%
Paylocity Holding Corp.
Software	2.7%
Insight Enterprises, Inc.
Electronic Equipment & Instruments	2.7%

14.9%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	29.3%
Industrial	19.1%
Technology	14.8%
Consumer, Cyclical	12.3%
Financial	11.0%
Basic Materials	7.0%
Communications	4.8%
Investment Companies	3.1%
Energy	1.7%

103.1%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2019
	One Year	Since Inception*
Janus Henderson Small Cap Growth Alpha ETF – NAV	9.43%	16.73%
Janus Henderson Small Cap Growth Alpha ETF – Market Price	9.26%	16.67%
Janus Henderson Small Cap Growth Alpha Index	10.08%	17.09%
Russell 2000® Growth Index	6.40%	15.28%

*	The Fund commenced operations on February 23, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Henderson Indices LLC (“JH Indices”). JH Indices maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. JH Indices receives compensation in connection with licensing its indices to third parties including the provision of any related data. JH Indices does not receive compensation for licensing the index to Janus Capital Management LLC with respect to the Fund.

Janus Detroit Street Trust ½ 3

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$995.70	$1.76	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small Cap Growth Alpha ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – 100.0%
Air Freight & Logistics – 0.5%
Forward Air Corp.	2,734	$189,111
Airlines – 1.1%
Allegiant Travel Co.	1,576	263,712
Hawaiian Holdings, Inc.	4,564	130,576

		394,288
Auto Components – 0.8%
Fox Factory Holding Corp.*	2,213	134,860
LCI Industries	1,441	139,950

		274,810
Automobiles – 0.3%
Winnebago Industries, Inc.	1,816	87,295
Beverages – 0.5%
MGP Ingredients, Inc.	964	41,346
National Beverage Corp.	2,654	116,670

		158,016
Biotechnology – 2.4%
BioSpecifics Technologies Corp.*	1,695	82,089
Enanta Pharmaceuticals, Inc.*	4,552	277,126
Ligand Pharmaceuticals, Inc.*	4,396	478,328

		837,543
Building Products – 4.7%
American Woodmark Corp.*	1,633	161,928
Builders FirstSource, Inc.*	11,152	252,147
Continental Building Products, Inc.*	3,348	100,139
Cornerstone Building Brands, Inc.*	12,085	75,531
JELD-WEN Holding, Inc.*	9,708	165,910
Patrick Industries, Inc.*	2,304	113,841
PGT Innovations, Inc.*	5,655	99,867
Simpson Manufacturing Co., Inc.	4,310	356,178
Universal Forest Products, Inc.	5,922	298,232

		1,623,773
Capital Markets – 0.8%
Diamond Hill Investment Group, Inc.	144	20,284
Houlihan Lokey, Inc.	1,718	81,192
Moelis & Co. - Class A	2,066	73,715
Siebert Financial Corp.*	1,137	10,199
Virtu Financial, Inc. - Class A	4,931	83,630

		269,020
Chemicals – 4.4%
Balchem Corp.	3,632	367,595
Chase Corp.	1,057	123,828
Livent Corp.*	16,391	112,442
Westlake Chemical Corp.	14,401	909,999

		1,513,864
Commercial Banks – 4.8%
Ameris Bancorp	2,927	125,422
BancFirst Corp.	1,371	79,367
Baycom Corp.*	505	10,676
Byline Bancorp, Inc.*	1,597	27,692
Cadence BanCorp	5,421	83,375
CenterState Bank Corp.	5,434	137,806
Columbia Banking System, Inc.	3,072	120,730
Eagle Bancorp, Inc.	1,451	65,498
Equity Bancshares, Inc. - Class A*	652	18,100
Esquire Financial Holdings, Inc.*	315	7,654
Farmers National Banc Corp.	1,160	17,307
FB Financial Corp.	1,297	48,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
First Bancshares, Inc.	718	$ 23,665
First Bank/Hamilton	778	8,216
First Choice Bancorp	492	11,001
First Foundation, Inc.	1,870	29,939
First Merchants Corp.	2,364	93,496
Franklin Financial Network, Inc.	613	20,394
FVCBankcorp, Inc.*	581	10,005
Guaranty Bancshares, Inc.	485	15,355
Heritage Commerce Corp.	1,822	21,900
Independent Bank Group, Inc.	1,810	96,781
Investar Holding Corp.	417	10,346
Level One Bancorp, Inc.	324	7,906
Metropolitan Bank Holding Corp.*	348	14,943
Northeast Bank*	376	8,050
Old Line Bancshares, Inc.	711	20,818
Pacific Premier Bancorp, Inc.	2,535	85,569
People’s Utah Bancorp	790	22,989
Plumas Bancorp	217	4,774
Preferred Bank	642	34,225
RBB Bancorp	843	16,978
SB One Bancorp	396	8,744
ServisFirst Bancshares, Inc.	2,248	78,680
South State Corp.	1,435	113,164
Southern National Bancorp of Virginia, Inc.	1,012	16,030
TriState Capital Holdings, Inc.*	1,229	28,414
Triumph Bancorp, Inc.*	1,097	35,598
Unity Bancorp, Inc.	456	9,959
Veritex Holdings, Inc.	2,247	55,321

		1,645,745
Commercial Services & Supplies – 2.1%
Healthcare Services Group, Inc.	7,153	174,247
Herman Miller, Inc.	5,702	265,143
McGrath RentCorp	2,342	178,718
Viad Corp.	1,962	119,721

		737,829
Communications Equipment – 3.4%
Ubiquiti, Inc.#	9,152	1,158,552
Computers & Peripherals – 0.1%
Sonim Technologies, Inc.*	8,484	20,277
Construction & Engineering – 0.9%
Comfort Systems USA, Inc.	3,557	179,308
Construction Partners, Inc. - Class A*	3,136	53,688
NV5 Global, Inc.*	1,229	89,017

		322,013
Consumer Finance – 0.0%
Elevate Credit, Inc.*	1,848	7,558
Diversified Telecommunication Services – 0.1%
Bandwidth, Inc. - Class A*	392	22,011
Electrical Equipment – 1.7%
Allied Motion Technologies, Inc.	921	34,869
Atkore International Group, Inc.*	4,494	155,942
GrafTech International, Ltd.	28,046	338,796
TPI Composites, Inc.*	3,384	69,473

		599,080
Electronic Equipment & Instruments – 11.0%
II-VI, Inc.*	26,657	883,680
Insight Enterprises, Inc.*	14,996	920,454

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Electronic Equipment & Instruments – (continued)
KEMET Corp.	24,316	$ 528,630
Napco Security Technologies, Inc.*	7,741	235,017
nLight, Inc.*	15,792	210,981
Rogers Corp.*	7,638	1,034,796

		3,813,558
Energy Equipment & Services – 0.6%
Cactus, Inc. - Class A*	2,981	88,595
Liberty Oilfield Services, Inc. - Class A	4,757	43,812
ProPetro Holding Corp.*	6,357	49,267
Solaris Oilfield Infrastructure, Inc. - Class A	2,011	21,397

		203,071
Entertainment – 0.0%
Sciplay Corp. - Class A*	501	4,845
Equity Real Estate Investment Trusts (REITs) – 1.4%
CareTrust, Inc.	3,758	91,094
Independence Realty Trust, Inc.	3,590	55,286
Innovative Industrial Properties, Inc.#	444	33,744
Jernigan Capital, Inc.	872	16,559
Physicians Realty Trust	7,305	136,384
Terreno Realty Corp.	2,585	145,820

		478,887
Food & Staples Retailing – 0.4%
Sprouts Farmers Market, Inc.*	6,719	130,416
Food Products – 0.2%
Calavo Growers, Inc.	999	86,643
Health Care Equipment & Supplies – 5.5%
Cantel Medical Corp.	9,660	704,117
FONAR Corp.*	1,463	29,743
Inogen, Inc.*	5,072	276,094
LeMaitre Vascular, Inc.	4,590	158,814
Quidel Corp.*	9,584	545,330
Tactile Systems Technology, Inc.*	4,386	199,212

		1,913,310
Health Care Providers & Services – 5.5%
AMN Healthcare Services, Inc.*	10,792	634,138
BioTelemetry, Inc.*	7,838	308,504
Ensign Group, Inc.	12,348	521,703
National Research Corp.	5,753	330,395
Pennant Group, Inc. *	6,174	111,070

		1,905,810
Hotels, Restaurants & Leisure – 2.2%
BJ’s Restaurants, Inc.	1,176	46,558
Choice Hotels International, Inc.	3,206	283,667
Dave & Buster’s Entertainment, Inc.	2,093	83,260
Hilton Grand Vacations, Inc.*	4,947	171,809
Nathan’s Famous, Inc.	242	18,416
Wingstop, Inc.	1,695	141,414

		745,124
Household Durables – 1.7%
Cavco Industries, Inc.*	523	100,233
Century Communities, Inc.*	1,748	52,737
Hooker Furniture Corp.	677	16,025
Installed Building Products, Inc.*	1,728	112,700
LGI Homes, Inc.*	1,319	103,515
TopBuild Corp.*	1,975	205,262

		590,472

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Insurance – 0.9%
Health Insurance Innovations, Inc. - Class A*,#	514	$ 13,611
Kinsale Capital Group, Inc.	928	98,108
National General Holdings Corp.	4,767	101,632
NI Holdings, Inc.*	925	16,188
Palomar Holdings, Inc.*	987	44,563
Universal Insurance Holdings, Inc.	1,435	38,903

		313,005
Interactive Media & Services – 0.5%
Cargurus, Inc.*	2,013	67,617
Match Group, Inc.#	1,579	115,251

		182,868
Internet & Catalog Retail – 0.8%
1-800-Flowers.com, Inc. - Class A*	2,049	29,219
Chewy, Inc. - Class A*	3,071	75,762
Duluth Holdings, Inc. - Class B*	1,681	15,532
Revolve Group, Inc.*,#	776	16,110
Stamps.com, Inc.*	987	83,332
Stitch Fix, Inc. - Class A*,#	2,859	65,357

		285,312
IT Services – 1.2%
GreenSky, Inc. - Class A*	25,908	198,196
Paysign, Inc.*,#	19,934	214,889

		413,085
Leisure Equipment & Products – 0.6%
Callaway Golf Co.	5,419	109,572
Johnson Outdoors, Inc. - Class A	506	29,626
Malibu Boats, Inc. - Class A*	1,195	38,981
Marine Products Corp.	1,951	26,183
MasterCraft Boat Holdings, Inc.*	1,072	16,884

		221,246
Life Sciences Tools & Services – 3.2%
Cambrex Corp.*	8,077	482,439
Medpace Holdings, Inc.*	8,256	607,890

		1,090,329
Machinery – 1.7%
Alamo Group, Inc.	1,140	122,048
Hurco Cos., Inc.	649	22,579
Kadant, Inc.	1,086	98,609
Omega Flex, Inc.	973	90,343
Proto Labs, Inc.*	2,595	251,637

		585,216
Media – 0.1%
AMC Networks, Inc. - Class A*	978	42,592
Metals & Mining – 0.4%
Mayville Engineering Co., Inc.*	2,204	18,844
Warrior Met Coal, Inc.	5,789	112,770

		131,614
Oil, Gas & Consumable Fuels – 0.9%
Berry Petroleum Corp.	5,125	48,124
Brigham Minerals, Inc. - Class A	1,389	26,516
Callon Petroleum Co.*	14,453	54,921
Falcon Minerals Corp.	2,896	17,839
Magnolia Oil & Gas Corp. - Class A*	10,677	104,848
SRC Energy, Inc.*	15,415	48,095

		300,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Personal Products – 0.5%
Medifast, Inc.	676	$ 74,995
USANA Health Sciences, Inc.*	1,263	93,601

		168,596
Pharmaceuticals – 3.2%
Corcept Therapeutics, Inc.*	26,295	383,644
Innoviva, Inc.*	23,426	272,210
SIGA Technologies, Inc.*	18,746	104,040
Supernus Pharmaceuticals, Inc.*	12,130	337,093

		1,096,987
Professional Services – 2.0%
BG Staffing, Inc.	983	18,805
Exponent, Inc.	5,011	318,349
TriNet Group, Inc.*	6,749	357,629

		694,783
Real Estate Management & Development – 0.5%
Consolidated-Tomoka Land Co.	192	12,282
Marcus & Millichap, Inc.*	1,539	54,973
Newmark Group, Inc. - Class A	6,152	65,334
RMR Group, Inc. - Class A	597	28,895

		161,484
Road & Rail – 1.3%
PAM Transportation Services, Inc.*	552	31,630
Saia, Inc.*	2,500	223,000
Schneider National, Inc. - Class B	9,082	207,705

		462,335
Semiconductors & Semiconductor Equipment – 4.0%
ACM Research, Inc. - Class A*	6,723	84,643
FormFactor, Inc.*	31,508	687,820
Ichor Holdings, Ltd.*	9,405	273,779
Onto Innovation, Inc.*	10,404	335,009

		1,381,251
Software – 14.1%
Appfolio, Inc. - Class A*	6,855	666,512
Avalara, Inc.*	11,993	851,503
Ebix, Inc.	12,777	544,683
Paylocity Holding Corp.*	9,261	950,179
Qualys, Inc.*	12,705	1,084,118
SPS Commerce, Inc.*	14,617	771,339

		4,868,334
Specialty Retail – 2.3%
Boot Barn Holdings, Inc.*	1,636	57,342
Floor & Decor Holdings, Inc. - Class A*	5,737	262,926
Lithia Motors, Inc. - Class A	1,290	203,149
MarineMax, Inc.*	1,240	19,158
Penske Automotive Group, Inc.	4,726	230,251
Winmark Corp.	217	39,060

		811,886
Textiles, Apparel & Luxury Goods – 1.1%
Columbia Sportswear Co.	3,890	351,850
Superior Group of Companies, Inc.	874	12,647

		364,497
Thrifts & Mortgage Finance – 1.5%
Axos Financial, Inc.*	2,573	74,746
Bridgewater Bancshares, Inc.*	1,208	15,209
FS Bancorp, Inc.	186	10,648
LendingTree, Inc.*	546	196,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
Merchants Bancorp	1,203	$ 19,645
NMI Holdings, Inc. - Class A*	2,846	83,245
OP Bancorp	664	6,507
Southern Missouri Bancorp, Inc.	390	14,200
Sterling Bancorp, Inc.	2,117	20,514
Walker & Dunlop, Inc.	1,291	81,320

		522,512
Trading Companies & Distributors – 2.1%
BMC Stock Holdings, Inc.*	6,433	173,627
EVI Industries, Inc.	1,127	38,757
Rush Enterprises, Inc. - Class A	3,531	154,269
SiteOne Landscape Supply, Inc.*	3,977	350,215

		716,868
Total Common Stocks (cost $33,828,234)		34,548,064
Investment Companies – 3.1%
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥,£	1,077,311	1,077,311
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 1.7521%¥	14,266	14,266
Total Investment Companies (cost $1,091,577)		1,091,577
Total Investments (total cost $34,919,811) – 103.1%		35,639,641
Liabilities, net of Cash, Receivables and Other Assets – (3.1%)		(1,076,345)
Net Assets – 100%		$34,563,296

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$35,639,641	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/19
Investment Companies – 3.1%
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	$19,474Δ	$ —	$ —	$1,077,311

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 10/31/19
Investment Companies – 3.1%
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	1,591,064	15,182,558	(15,696,311)	1,077,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

Janus Henderson Small Cap Growth Alpha Index	Janus Henderson Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range of fundamental measures and select the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2019.

¥	Rate shown is the 7-day yield as of October 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks	$34,548,064	$—	$—

Investment Companies	14,266	1,077,311	—

Total Assets	$34,562,330	$1,077,311	$—

12 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$34,562,330
Affiliated investments, at value(3)	1,077,311
Receivables:
Investments sold	87,227
Dividends	2,532
Affiliated securities lending income, net	4,727
Due from Investment Manager	2,330
Total Assets	35,736,457
Liabilities:
Collateral on securities loaned (Note 2)	1,077,311
Payables:
Investments purchased	85,237
Management fees	10,613
Total Liabilities	1,173,161
Net Assets	$34,563,296
Net Assets Consists of:
Capital (par value and paid-in surplus)	$36,935,432
Total distributable earnings (loss)	(2,372,136)
Total Net Assets	$34,563,296
Net Assets	$34,563,296
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	802,000
Net Asset Value Per Share	$43.10

(1)	Includes cost of $33,842,500.
(2)	Includes $1,054,857 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $1,077,311.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$233,126
Affiliated securities lending income, net	19,474
Total Investment Income	252,600
Expenses:
Management Fees	105,358
Total Expenses	105,358
Net Investment Income/(Loss)	147,242
Net Realized Gain/(Loss) on Investments:
Investments	$(2,288,082)
Total Net Realized Gain/(Loss) on Investments	$(2,288,082)
Change in Unrealized Net Appreciation/Depreciation:
Investments	$4,666,088
Total Change in Unrealized Net Appreciation/Depreciation	$4,666,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,525,248

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$147,242	$86,810
Net realized gain/(loss) on investments	(2,288,082)	2,491,406
Change in unrealized net appreciation/depreciation	4,666,088	(4,687,297)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,525,248	(2,109,081)
Dividends and Distributions to Shareholders:
Dividends and Distributions	(138,475)	(87,999)
Net Decrease from Dividends and Distributions to Shareholders	(138,475)	(87,999)
Capital Share Transactions	6,360,953	18,929,291
Net Increase/(Decrease) in Net Assets	8,747,726	16,732,211
Net Assets:
Beginning of year	25,815,570	9,083,359
End of year	$34,563,296	$25,815,570

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$39.59	$36.05	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.20	0.13	0.26
Net realized and unrealized gain/(loss)	3.51	3.57	7.97	3.10
Total from Investment Operations	3.71	3.77	8.10	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.23)	(0.22)	(0.02)
Total Dividends and Distributions	(0.20)	(0.23)	(0.22)	(0.02)
Net Asset Value, End of Period	$43.10	$39.59	$36.05	$28.17
Total Return*	9.43%	10.49%(3)	28.86%	13.54%
Net assets, End of Period (in thousands)	$34,563	$25,816	$9,083	$4,282
Average Net Assets for the Period (in thousands)	$30,102	$17,444	$7,068	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.49%	0.50%	0.41%	1.37%
Portfolio Turnover Rate(4)	104%	84%	117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 17

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

18 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Detroit Street Trust ½ 19

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$1,054,857	$—	$(1,054,857)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3

20 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,054,857 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2019 is $1,077,311, resulting in the net amount due to the counterparty of $22,454.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

Janus Detroit Street Trust ½ 21

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 2,000 shares or 0.25% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2019, the Fund engaged in cross trades amounting to $1,495,542 in purchases and $2,305,521 in sales, resulting in a net realized loss of $332,328. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2019 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net tax Appreciation/ (Depreciation)
$—	$—	$(3,064,157)	$—	$—	$—	$692,021

22 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,750,856)	$(313,301)	$(3,064,157)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$34,947,620	$3,374,388	$(2,682,367)	$692,021

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$138,475	$—	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$87,999	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$304,961	$(11,936)	$(293,025)

5. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	200,000	$8,543,170	950,000	$41,517,848
Shares repurchased	(50,000)	(2,182,217)	(550,000)	(22,588,557)
Net Increase/(Decrease)	150,000	$6,360,953	400,000	$18,929,291

Janus Detroit Street Trust ½ 23

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$31,420,297	$31,435,997	$—	$—

For the year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$8,541,061	$2,182,372	$—	$—

During the year ended October 31, 2019, the Fund had net realized gain/(loss) of $338,520 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2019.

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Henderson Indices LLC (“JH Indices”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

JH Indices is the licensor of certain trademarks, service marks, and trade names. Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 25

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough Funds Trust (investment company) (since 2015). Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustees, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

26 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 27

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

28 ½ OCTOBER 31, 2019

Janus Henderson Small Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93061 12-19

ANNUAL REPORT

October 31, 2019

The Long-Term Care ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

PERFORMANCE OVERVIEW

•

Global equities gained during the period, though slowing growth and trade tensions between the U.S. and China weighed on investor sentiment, especially late in 2018. The Federal Reserve paused rate increases and began easing monetary policy in 2019, reducing its federal funds target rate three times during the period. The 10-year Treasury yield fell from over 3.0% early in the period to below 2.0% at the end of the period. The U.S. continued to show positive growth, buoyed by solid corporate earnings, a robust job market and a healthy consumer, though the industrial portion of the U.S. economy weakened. Geopolitical tensions, including Hong Kong’s relationship with China and Brexit, among other issues, contributed to uncertainty. Although they posted solid gains for the period, Asian and emerging markets in general suffered as a result of the ongoing trade war between the U.S. and China, which has had a negative impact on global economic activity.

•

The underlying Solactive Long-Term Care Index outperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Long-Term Care Index, human resource and employment services delivered the strongest absolute returns on a sub-industry basis, while health care facilities delivered the weakest absolute returns.

•

During the period, The Long-Term Care ETF (OLD) returned 22.24% (based on NAV); its primary benchmark, the Solactive Long-Term Care Index, returned 22.65%, and its secondary benchmark, the MSCI All Country World Index, returned 12.59%.

•

OLD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that are positioned to profit from providing long-term care to the aging population. These include companies owning or operating senior living facilities, nursing services, specialty hospitals or senior housing, as well as biotech companies for age-related illnesses and companies that sell products and services to such facilities.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

October 31, 2019

5 Largest Equity Holdings – (% of Net Assets)
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	18.7%
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	12.3%
Healthpeak Properties, Inc.
Equity Real Estate Investment Trusts (REITs)	9.4%
Omega Healthcare Investors, Inc.
Equity Real Estate Investment Trusts (REITs)	5.0%
Sabra Health Care, Inc.
Equity Real Estate Investment Trusts (REITs)	3.6%

49.0%

Sector Allocation – (% of Net Assets)
Financial	68.3%
Consumer, Non-cyclical	29.3%
Communications	1.8%
Consumer, Cyclical	0.5%
Investment Companies	0.2%

100.1%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2019
	One Year	Since Inception*
The Long-Term Care ETF – NAV	22.24%	8.66%
The Long-Term Care ETF – Market Price	22.21%	8.76%
Solactive Long-Term Care Index	22.65%	9.16%
MSCI All Country World IndexSM	12.59%	10.28%

*	The Fund commenced operations on June 8, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$1,153.40	$1.90	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Long-Term Care ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Long-Term Care ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – 99.9%
Equity Real Estate Investment Trusts (REITs) – 64.8%
Aedifica SA	9,808	$1,179,580
Care Property Invest NV	8,135	249,585
CareTrust, Inc.	37,549	910,188
Healthpeak Properties, Inc.	92,538	3,481,280
Ingenia Communities Group	76,848	232,955
LTC Properties, Inc.	15,596	808,653
National Health Investors, Inc.	15,404	1,321,509
New Senior Investment Group, Inc.	32,679	230,060
Omega Healthcare Investors, Inc.	42,235	1,860,029
Sabra Health Care, Inc.	54,965	1,352,139
Senior Housing Properties Trust	93,608	929,059
Ventas, Inc.	70,057	4,560,711
Welltower, Inc.	76,374	6,926,358

		24,042,106
Health Care Providers & Services – 32.8%
Addus HomeCare Corp.*	5,365	451,787
Ambea AB (144A)	23,104	168,586
Amedisys, Inc.*	9,561	1,228,780
Arvida Group, Ltd.	187,851	181,908
Attendo AB (144A)	41,032	209,796
Brookdale Senior Living, Inc.*	72,658	534,036
Capital Senior Living Corp.*	9,578	39,366
Charm Care Corp. KK	2,200	44,792
Chartwell Retirement Residences	83,115	932,107
Elan Corp.	5,200	82,927
Ensign Group, Inc.	20,069	847,915
Estia Health, Ltd.	79,541	153,987
Extendicare, Inc.	31,910	216,318
Genesis Healthcare, Inc.*	25,426	32,545
Japara Healthcare, Ltd.	97,911	75,550
Korian SA	20,379	863,962
LHC Group, Inc.*	11,101	1,231,878
Mediterranean Towers, Ltd.	33,756	96,567
Metlifecare, Ltd.	84,929	262,521
N Field Co., Ltd.	4,700	27,738
National HealthCare Corp.	4,826	396,601
NichiiGakkan Co., Ltd.	14,500	246,529
Oceania Healthcare, Ltd.	132,355	87,426
Orpea	10,432	1,255,790
Pennant Group, Inc.*	9,506	171,013
Regis Healthcare, Ltd.	52,315	116,417
Ryman Healthcare, Ltd.	149,934	1,241,331
Sienna Senior Living, Inc.	26,309	380,118
St-Care Holding Corp.	4,400	21,368
Summerset Group Holdings, Ltd.	83,170	350,957
Tsukui Corp.	19,900	82,468
Uchiyama Holdings Co., Ltd.	3,300	16,026
UNIMAT Retirement Community Co., Ltd.	1,400	20,345
Viemed Healthcare, Inc.*	12,482	101,045

		12,170,500
Professional Services – 1.8%
SMS Co., Ltd.	26,500	656,464
Real Estate Management & Development – 0.5%
Lifestyle Communities, Ltd.	31,190	182,651
Total Common Stocks (cost $33,852,096)		37,051,721
Rights – 0.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Ingenia Communities Group (cost $—)*	7,938	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Investment Companies – 0.2%
Money Markets – 0.2%
State Street Institutional U.S. Government Money Market Fund, 1.7521%¥ (cost $64,180)	64,180	$64,180
Total Investments (total cost $33,916,276) – 100.1%		37,115,901
Liabilities, net of Cash, Receivables and Other Assets – (0.1%)		(20,199)
Net Assets – 100%		$37,095,702

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$27,479,132	74.0%
New Zealand	2,124,143	5.7
France	2,119,752	5.7
Canada	1,528,543	4.1
Belgium	1,429,165	3.9
Japan	1,198,657	3.2
Australia	761,560	2.1
Sweden	378,382	1.0
Israel	96,567	0.3
Total	$37,115,901	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/19
Investment Companies – N/A
Investments Purchased with Cash Collateral from Securities Lending – N/A
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	$438	Δ	$ —	$ —	$ —

	Share Balance at 10/31/18		Purchases	Sales	Share Balance at 10/31/19
Investment Companies – N/A
Investments Purchased with Cash Collateral from Securities Lending – N/A
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	—		1,242,058	(1,242,058)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

Solactive Long-Term Care Index

Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

¥	Rate shown is the 7-day yield as of October 31, 2019.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2019 is $378,382 which represents 1.0% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks	$37,051,721	$—	$—

Rights(a)	—	—	—

Investment Companies	64,180	—	—

Total Assets	$37,115,901	$—	$—

(a)	There is a security in this category that has a market value of zero.

8 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Unaffiliated investments, at value(1)	$37,115,901
Cash denominated in foreign currency(2)	5,123
Receivables:
Investments sold	751,311
Fund units sold	3,091,288
Dividends	66,441
Total Assets	41,030,064
Liabilities:
Payables:
Investments purchased	3,925,074
Management fees	9,288
Total Liabilities	3,934,362
Net Assets	$37,095,702
Net Assets Consists of:
Capital (par value and paid-in surplus)	$34,123,164
Total distributable earnings (loss)	2,972,538
Total Net Assets	$37,095,702
Net Assets	$37,095,702
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,200,001
Net Asset Value Per Share	$30.91

(1)	Includes cost of $33,916,276.
(2)	Includes cost of $5,106.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$522,345
Affiliated securities lending income, net	438
Foreign tax withheld	(14,350)
Total Investment Income	508,433
Expenses:
Management Fees	61,193
Total Expenses	61,193
Net Investment Income/(Loss)	447,240
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(9,964)
Total Net Realized Gain/(Loss) on Investments	$(9,964)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$3,106,282
Total Change in Unrealized Net Appreciation/Depreciation	$3,106,282
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,543,558

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$447,240	$220,111
Net realized gain/(loss) on investments	(9,964)	56,886
Change in unrealized net appreciation/depreciation	3,106,282	459,538
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,543,558	736,535
Dividends and Distributions to Shareholders:
Dividends and Distributions	(365,277)	(220,395)
Net Decrease from Dividends and Distributions to Shareholders	(365,277)	(220,395)
Capital Share Transactions	26,169,284	(2,512,201)
Net Increase/(Decrease) in Net Assets	29,347,565	(1,996,061)
Net Assets:
Beginning of year	7,748,137	9,744,198
End of year	$37,095,702	$7,748,137

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$25.83	$24.36	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.73	0.56	0.66	0.21
Net realized and unrealized gain/(loss)	4.94	1.46	(0.01)	(0.84)
Total from Investment Operations	5.67	2.02	0.65	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.55)	(0.72)	(0.21)
Return of Capital	—	—	(0.06)	(0.05)
Total Dividends and Distributions	(0.59)	(0.55)	(0.78)	(0.26)
Net Asset Value, End of Period	$30.91	$25.83	$24.36	$24.49
Total Return*	22.24%	8.44%	2.66%	(2.56)%
Net assets, End of Period (in thousands)	$37,096	$7,748	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$17,484	$9,702	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	2.56%	2.27%	2.63%	2.07%
Portfolio Turnover Rate(3)	13%	38%	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (Underlying Index) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily, available or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

14 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements

declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase

16 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Notes to Financial Statements

replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of October 31, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Notes to Financial Statements

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2019 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$117,640	$—	$(303,061)	$—	$—	$263	$3,157,696

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(36,954)	$(266,107)	$(303,061)

During the year ended October 31, 2019, capital loss carryovers of $5,694 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$33,958,205	$3,694,829	$(537,133)	$3,157,696

18 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$365,277	$—	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$220,395	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(2,453)	$335	$2,118

5. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	900,000	$26,169,284	—	$—
Shares repurchased	—	—	(100,000)	(2,512,201)
Net Increase/(Decrease)	900,000	$26,169,284	(100,000)	$(2,512,201)

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,485,419	$2,279,126	$—	$—

For the year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$26,157,591	$—	$—	$—

During the year ended October 31,2019, the Fund did not have net realized gain/(loss) of from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2019.

Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	25%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015).
Chairman, Clough
Funds Trust
(since 2017),
Independent Trustee,
Clough Global
Dividend and Income
Fund (closed-end
fund) (since 2017),
Independent
Trustees, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018),
Chairman, Elevation
ETF Trust (2016-
2018), and
Independent Trustee,
Global X Funds
(investment company)
(since 2018).

22 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

24 ½ OCTOBER 31, 2019

The Long-Term Care ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93069 12-19

ANNUAL REPORT

October 31, 2019

The Obesity ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity-related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus-size apparel.

PERFORMANCE OVERVIEW

•

Global equities gained during the period, though slowing growth and trade tensions between the U.S. and China weighed on investor sentiment, especially late in 2018. The Federal Reserve paused rate increases and began easing monetary policy in 2019, reducing its federal funds target rate three times during the period. The 10-year Treasury yield fell from over 3.0% early in the period to below 2.0% at the end of the period. The U.S. continued to show positive growth, buoyed by solid corporate earnings, a robust job market and a healthy consumer, though the industrial portion of the U.S. economy weakened. Geopolitical tensions, including Hong Kong’s relationship with China and Brexit, among other issues, contributed to uncertainty. Although they posted solid gains for the period, Asian and emerging markets in general suffered as a result of the ongoing trade war between the U.S. and China, which has had a negative impact on global economic activity.

•

The underlying Solactive Obesity Index underperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Obesity Index, Internet and direct marketing retail and pharmaceuticals delivered the strongest absolute returns on a sub-industry basis. Specialized consumer services and personal products delivered the weakest absolute returns on a sub-industry basis.

•

During the period, The Obesity ETF (SLIM) returned 4.13% (based on NAV); its primary benchmark, the Solactive Obesity Index, returned 4.43%, and its secondary benchmark, the MSCI All Country World Index, returned 12.59%.

•

SLIM seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that could benefit as they fight the global obesity epidemic. Such companies could include biotechnology, pharmaceutical, health care and medical device companies focused on obesity and obesity-related disease such as diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea. The ETF also includes companies focused on weight-loss programs, supplements and plus-size apparel.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

October 31, 2019

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S – Class B
Pharmaceuticals	20.1%
ResMed, Inc.
Health Care Equipment & Supplies	10.6%
Fresenius Medical Care AG & Co. KGaA
Health Care Providers & Services	7.7%
DexCom, Inc.
Health Care Equipment & Supplies	7.0%
ABIOMED, Inc.
Health Care Equipment & Supplies	5.1%

50.5%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	99.0%
Investment Companies	3.6%
Consumer, Cyclical	1.0%

103.6%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

The Obesity ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2019
	One Year	Since Inception*
The Obesity ETF – NAV	4.13%	10.97%
The Obesity ETF – Market Price	3.40%	10.67%
Solactive Obesity Index	4.43%	11.35%
MSCI All Country World IndexSM	12.59%	10.28%

*	The Fund commenced operations on June 8, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$1,061.70	$1.82	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

The Obesity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Obesity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Obesity ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Obesity ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – 100.0%
Biotechnology – 7.7%
Arena Pharmaceuticals, Inc.*	7,386	$359,809
Esperion Therapeutics, Inc.*	3,926	156,137
Lexicon Pharmaceuticals, Inc.*	6,034	22,386
Madrigal Pharmaceuticals, Inc.*	1,102	101,858
MannKind Corp.*,#	27,956	36,483
Poxel S.A.*,#	2,122	18,158
Resverlogix Corp.*	18,191	16,470
Rhythm Pharmaceuticals, Inc.*	5,036	107,367

		818,668
Diversified Consumer Services – 2.3%
WW International, Inc.*	6,885	240,080
Health Care Equipment & Supplies – 48.2%
ABIOMED, Inc.*	2,620	543,860
AngioDynamics, Inc.*	5,476	83,783
Apex Biotechnology Corp.	12,000	10,860
Cardiovascular Systems, Inc.*	5,057	225,138
CryoLife, Inc.*	5,340	119,883
DexCom, Inc.*	4,795	739,581
EKF Diagnostics Holdings PLC*	58,965	25,866
Endologix, Inc.*	2,476	6,066
Fisher & Paykel Healthcare Corp., Ltd.#	38,389	470,247
Insulet Corp.*	3,194	464,152
iRhythm Technologies, Inc.*	3,874	258,861
Itamar Medical, Ltd.*	23,412	6,511
LeMaitre Vascular, Inc.	2,424	83,870
Lifetech Scientific Corp.*	428,000	72,628
Microport Scientific Corp.	98,000	100,905
Nipro Corp.	20,600	242,386
ResMed, Inc.	76,552	1,121,263
Rockwell Medical, Inc.*	8,775	19,393
Senseonics Holdings, Inc.*	25,499	29,834
TaiDoc Technology Corp.	6,203	25,574
Tandem Diabetes Care, Inc.*	7,338	451,874

		5,102,535
Health Care Providers & Services – 12.1%
DaVita, Inc.*	7,995	468,507
Fresenius Medical Care AG & Co. KGaA	11,269	815,689

		1,284,196
Internet & Catalog Retail – 0.4%
N Brown Group PLC	28,173	45,643
Personal Products – 8.1%
Herbalife Nutrition, Ltd.*	11,826	528,268
Medifast, Inc.	1,695	188,043
USANA Health Sciences, Inc.*	1,837	136,140

		852,451
Pharmaceuticals – 20.6%
Hua Medicine (144A)*	59,000	52,092
Novo Nordisk A/S - Class B	38,850	2,122,778

		2,174,870
Specialty Retail – 0.6%
Cato Corp. - Class A	3,220	56,318
Destination XL Group, Inc.*	5,037	7,303

		63,621
Total Common Stocks (cost $10,989,473)		10,582,064

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

The Obesity ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥, £	379,650	$ 379,650
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 1.7521%¥	2	2
Total Investment Companies (total cost $379,652) – 3.6%		379,652
Total Investments (total cost $11,369,125) – 103.6%		10,961,716
Liabilities, net of Cash, Receivables and Other Assets – (3.6%)		(376,162)
Net Assets – 100%		$10,585,554

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$6,935,909	63.3%
Denmark	2,122,778	19.4
Germany	815,689	7.4
New Zealand	470,247	4.3
Japan	242,386	2.2
China	225,625	2.1
United Kingdom	71,509	0.6
Taiwan, Province Of China	36,434	0.3
France	18,158	0.2
Canada	16,470	0.1
Israel	6,511	0.1
Total	$10,961,716	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/19
Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	$1,808Δ	$ —	$ —	$379,650

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 10/31/19
Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	63,969	2,835,139	(2,519,458)	379,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Obesity ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

Solactive Obesity Index	Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2019.

¥	Rate shown is the 7-day yield as of October 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2019 is $52,092 which represents 0.5% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks	$10,582,064	$—	$—

Investment Companies	2	379,650	—

Total Assets	$10,582,066	$379,650	$—

8 ½ OCTOBER 31, 2019

The Obesity ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$10,582,066
Affiliated investments, at value(3)	379,650
Cash denominated in foreign currency(4)	5
Receivables:
Investments sold	345,723
Dividends	19,512
Affiliated securities lending income, net	241
Total Assets	11,327,197
Liabilities:
Collateral on securities loaned (Note 2)	379,650
Payables:
Due to custodian	4,888
Investments purchased	354,098
Management fees	3,007
Total Liabilities	741,643
Net Assets	$10,585,554
Net Assets Consists of:
Capital (par value and paid-in surplus)	$11,469,606
Total distributable earnings (loss)	(884,052)
Total Net Assets	$10,585,554
Net Assets	$10,585,554
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	300,001
Net Asset Value Per Share	$35.29

(1)	Includes cost of $10,989,475.
(2)	Includes $358,923 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $379,650.
(4)	Includes cost of $4.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Obesity ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$130,374
Affiliated securities lending income, net	1,808
Foreign tax withheld	(15,227)
Total Investment Income	116,955
Expenses:
Management Fees	40,599
Total Expenses	40,599
Net Investment Income/(Loss)	76,356
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$206,275
Total Net Realized Gain/(Loss) on Investments	$206,275
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$220,641
Total Change in Unrealized Net Appreciation/Depreciation	$220,641
Net Increase/(Decrease) in Net Assets Resulting from Operations	$503,272

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

The Obesity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$76,356	$26,167
Net realized gain/(loss) on investments	206,275	689,985
Change in unrealized net appreciation/depreciation	220,641	(601,808)
Net Increase/(Decrease) in Net Assets Resulting from Operations	503,272	114,344
Dividends and Distributions to Shareholders:
Dividends and Distributions	(75,648)	(27,273)
Net Decrease from Dividends and Distributions to Shareholders	(75,648)	(27,273)
Capital Share Transactions	(73,638)	7,284,008
Net Increase/(Decrease) in Net Assets	353,986	7,371,079
Net Assets:
Beginning of year	10,231,568	2,860,489
End of year	$10,585,554	$10,231,568

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Obesity ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$34.11	$28.60	$22.48	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.16	0.18	0.05
Net realized and unrealized gain/(loss)	1.18	5.50	6.11	(2.78)
Total from Investment Operations	1.40	5.66	6.29	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.15)	(0.17)	(0.05)
Return of Capital	—	—	—	(0.01)
Total Dividends and Distributions	(0.22)	(0.15)	(0.17)	(0.06)
Net Asset Value, End of Period	$35.29	$34.11	$28.60	$22.48
Total Return*	4.13%	19.79%	28.05%	(10.79)%
Net assets, End of Period (in thousands)	$10,586	$10,232	$2,860	$2,248
Average Net Assets for the Period (in thousands)	$11,600	$5,794	$2,543	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.66%	0.45%	0.71%	0.48%
Portfolio Turnover Rate(3)	22%	67%	44%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

The Obesity ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions

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The Obesity ETF

Notes to Financial Statements

which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

14 ½ OCTOBER 31, 2019

The Obesity ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU

Janus Detroit Street Trust ½ 15

The Obesity ETF

Notes to Financial Statements

(commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

16 ½ OCTOBER 31, 2019

The Obesity ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$358,923	$—	$(358,923)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $358,923 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2019 is $ 379,650, resulting in the net amount due to the counterparty of $20,727.

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The Obesity ETF

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2019 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency

18 ½ OCTOBER 31, 2019

The Obesity ETF

Notes to Financial Statements

gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$180	$—	$(437,901)	$—	$—	$(452)	$(445,879)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(316,800)	$(121,101)	$(437,901)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$11,407,595	$1,213,944	$(1,659,823)	$(445,879)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$75,648	$—	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$27,273	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$376,821	$(528)	$(376,293)

Janus Detroit Street Trust ½ 19

The Obesity ETF

Notes to Financial Statements

5. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	100,000	$3,331,971	400,000	$14,195,008
Shares repurchased	(100,000)	(3,405,609)	(200,000)	(6,911,000)
Net Increase/(Decrease)	—	$(73,638)	200,000	$7,284,008

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,566,243	$2,572,275	$—	$—

For the year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,318,444	$3,388,676	$—	$—

During the year ended October 31, 2019, the Fund had net realized gain/(loss) $381,140 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2019

The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2019.

Dividends Received Deduction Percentage	32%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Obesity ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015).
Chairman, Clough
Funds Trust (since
2017), Independent
Trustee, Clough
Global Dividend and
Income Fund (closed-
end fund) (since
2017), Independent
Trustees, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018),
Chairman, Elevation
ETF Trust
(2016-2018), and
Independent Trustee,
Global X Funds
(investment company)
(since 2018).

22 ½ OCTOBER 31, 2019

The Obesity ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 23

The Obesity ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

24 ½ OCTOBER 31, 2019

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93070 12-19

ANNUAL REPORT

October 31, 2019

The Organics ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements or packaging.

PERFORMANCE OVERVIEW

•

Global equities gained during the period, though slowing growth and trade tensions between the U.S. and China weighed on investor sentiment, especially late in 2018. The Federal Reserve paused rate increases and began easing monetary policy in 2019, reducing its federal funds target rate three times during the period. The 10-year Treasury yield fell from over 3.0% early in the period to below 2.0% at the end of the period. The U.S. continued to show positive growth, buoyed by solid corporate earnings, a robust job market and a healthy consumer, though the industrial portion of the U.S. economy weakened. Geopolitical tensions, including Hong Kong’s relationship with China and Brexit, among other issues, contributed to uncertainty. Although they posted solid gains for the period, Asian and emerging markets in general suffered as a result of the ongoing trade war between the U.S. and China, which has had a negative impact on global economic activity.

•

The underlying Solactive Organics Index underperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Organics Index, pharmaceuticals delivered the weakest absolute returns on a sub-industry basis, while packaged foods and meats delivered the strongest absolute returns. During the period, the ETF earned additional income through securities lending, which contributed positively to performance.

•

During the period, The Organics ETF (ORG) returned -15.42% (based on NAV); its primary benchmark, the Solactive Organics Index, returned -15.80%, and its secondary benchmark, the MSCI All Country World IndexSM, returned 12.59%.

•

ORG seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that can capitalize on consumers’ increasing desire for naturally derived food and personal care items, including companies that service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements or packaging.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

October 31, 2019

5 Largest Equity Holdings – (% of Net Assets)
Chr Hansen Holding AS
Chemicals	18.9%
Sprouts Farmers Market, Inc.
Food & Staples Retailing	10.8%
Hain Celestial Group, Inc.
Food Products	9.1%
Ariake Japan Co., Ltd.
Food Products	6.5%
L’Occitane International SA
Specialty Retail	4.4%

49.7%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	91.0%
Investment Companies	12.4%
Basic Materials	3.9%
Communications	3.6%
Consumer, Cyclical	0.4%
Energy	0.3%

111.6%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

The Organics ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2019
	One Year	Since Inception*
The Organics ETF – NAV	-15.42%	-0.54%
The Organics ETF – Market Price	-14.84%	-0.60%
Solactive Organics Index	-15.80%	-0.43%
MSCI All Country World IndexSM	12.59%	10.28%

*	The Fund commenced operations on June 8, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$896.00	$1.67	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

The Organics ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Organics ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Organics ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Organics ETF

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks – 99.2%
Chemicals – 23.1%
Bio On SpA*,#	4,250	$24,703
Century Sunshine Group Holdings, Ltd.*	1,970,000	52,280
Chr Hansen Holding AS	17,719	1,360,761
Treatt PLC#	42,386	229,811

		1,667,555
Food & Staples Retailing – 19.0%
Natural Grocers by Vitamin Cottage, Inc.*	12,540	109,976
Sprouts Farmers Market, Inc.*	40,189	780,068
United Natural Foods, Inc.*	38,378	287,835
Village Super Market, Inc. - Class A	7,247	192,046

		1,369,925
Food Products – 40.4%
Ariake Japan Co., Ltd.	6,000	467,323
Bellamy’s Australia, Ltd.*	31,816	281,229
Bubs Australia, Ltd.*,#	336,340	260,687
China Shengmu Organic Milk, Ltd. (144A)*	3,531,000	130,649
Freedom Foods Group, Ltd.#	72,030	265,990
Hain Celestial Group, Inc.*	27,829	657,878
Ichitan Group PCL	701,800	156,885
John B Sanfilippo & Son, Inc.	2,897	307,430
Rock Field Co., Ltd.	19,200	262,145
SunOpta, Inc.*	63,067	120,458

		2,910,674
Internet & Catalog Retail – 3.6%
Oisix ra daichi, Inc.*,#	19,900	258,081
Personal Products – 6.2%
Blackmores, Ltd.#	4,808	286,728
Midsona AB – Class B	28,342	158,856

		445,584
Pharmaceuticals – 2.1%
Green Organic Dutchman Holdings, Ltd*,#	197,875	153,561
Specialty Retail – 4.8%
L’Occitane International SA	141,750	319,393
Naturhouse Health SAU	14,091	29,397

		348,790
Total Common Stocks (cost $9,207,656)		7,154,170
Investment Companies – 12.4%
Investments Purchased with Cash Collateral from Securities Lending – 12.3%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥,£	886,070	886,070
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 1.7521%¥	5,005	5,005
Total Investment Companies (cost $891,075)		891,075
Total Investments (total cost $10,098,731) – 111.6%		8,045,245
Liabilities, net of Cash, Receivables and Other Assets – (11.6%)		(834,103)
Net Assets – 100%		$7,211,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

The Organics ETF

Schedule of Investments

October 31, 2019

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$3,226,308	40.1%
Denmark	1,360,761	16.9
Australia	1,094,634	13.6
Japan	987,549	12.3
Luxembourg	319,393	4.0
Canada	274,019	3.4
United Kingdom	229,811	2.9
Sweden	158,856	2.0
Thailand	156,885	1.9
China	130,649	1.6
Hong Kong	52,280	0.6
Spain	29,397	0.4
Italy	24,703	0.3
Total	$8,045,245	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/19
Investment Companies – 12.3%
Investments Purchased with Cash Collateral from Securities Lending – 12.3%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	$108,339	Δ	$ —	$ —	$886,070

	Share Balance at 10/31/18		Purchases	Sales	Share Balance at 10/31/19
Investment Companies – 12.3%
Investments Purchased with Cash Collateral from Securities Lending – 12.3%
Janus Henderson Cash Collateral Fund LLC, 1.7382%¥	760,430		7,155,460	(7,029,820)	886,070

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Organics ETF

Notes to Schedule of Investments and Other Information

Solactive Organics Index

Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2019.

¥	Rate reflects 7 day yield as of October 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2019 is $130,649 which represents 1.8% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks

Chemicals	$1,642,852	$24,703	$—

All Other	5,486,615	—	—

Investment Companies	5,005	886,070	—

Total Assets	$7,134,472	$910,773	$—

8 ½ OCTOBER 31, 2019

The Organics ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$7,159,175
Affiliated investments, at value(3)	886,070
Receivables:
Investments sold	734,322
Dividends	17,155
Affiliated securities lending income, net	6,757
Total Assets	8,803,479
Liabilities:
Collateral on securities loaned (Note 2)	886,070
Payables:
Investments purchased	704,149
Management fees	2,118
Total Liabilities	1,592,337
Net Assets	$7,211,142
Net Assets Consists of:
Capital (par value and paid-in surplus)	$10,879,561
Total distributable earnings (loss)	(3,668,419)
Total Net Assets	$7,211,142
Net Assets	$7,211,142
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	300,001
Net Asset Value Per Share	$24.04

(1)	Includes cost of $9,212,661.
(2)	Includes $835,107 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $886,070.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Organics ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$111,900
Affiliated securities lending income, net	108,339
Foreign tax withheld	(10,893)
Total Investment Income	209,346
Expenses:
Management Fees	35,271
Total Expenses	35,271
Net Investment Income/(Loss)	174,075
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(1,086,564)
Total Net Realized Gain/(Loss) on Investments	$(1,086,564)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(827,178)
Total Change in Unrealized Net Appreciation/Depreciation	$(827,178)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,739,667)

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

The Organics ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$174,075	$123,098
Net realized gain/(loss) on investments	(1,086,564)	1,070,360
Change in unrealized net appreciation/depreciation	(827,178)	(1,982,614)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,739,667)	(789,156)
Dividends and Distributions to Shareholders:
Dividends and Distributions	(179,352)	(132,732)
Net Decrease from Dividends and Distributions to Shareholders	(179,352)	(132,732)
Capital Share Transactions	(2,478,226)	66,844
Net Increase/(Decrease) in Net Assets	(4,397,245)	(855,044)
Net Assets:
Beginning of year	11,608,387	12,463,431
End of year	$7,211,142	$11,608,387

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$29.02	$31.16	$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.45	0.31	0.29	0.06
Net realized and unrealized gain/(loss)	(4.92)	(2.12)	6.39	(0.82)
Total from Investment Operations	(4.47)	(1.81)	6.68	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.33)	(0.18)	(0.03)
Total Dividends and Distributions	(0.51)	(0.33)	(0.18)	(0.03)
Net Asset Value, End of Period	$24.04	$29.02	$31.16	$24.66
Total Return*	(15.46)%(3)	(5.92)%(3)	27.19%	(2.98)%
Net assets, End of Period (in thousands)	$7,211	$11,608	$12,463	$2,466
Average Net Assets for the Period (in thousands)	$10,077	$12,992	$5,314	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	1.73%	0.95%	1.04%	0.63%
Portfolio Turnover Rate(4)	33%	52%	86%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

The Organics ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

14 ½ OCTOBER 31, 2019

The Organics ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Janus Detroit Street Trust ½ 15

The Organics ETF

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$835,107	$—	$(835,107)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

16 ½ OCTOBER 31, 2019

The Organics ETF

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. As of the date of this report, Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $835,107 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2019 is $886,070, resulting in the net amount due to the counterparty of $50,963.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2019 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$10,215	$—	$(1,560,874)	$—	$—	$(506)	$(2,117,254)

18 ½ OCTOBER 31, 2019

The Organics ETF

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(956,222)	$(604,652)	$(1,560,874)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$10,162,499	$275,496	$(2,392,750)	$(2,117,254)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$179,352	$—	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$132,732	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(103,577)	$(2,158)	$105,735

5. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	200,000	$6,725,311
Shares repurchased	(100,000)	(2,478,226)	(200,000)	(6,658,467)
Net Increase/(Decrease)	(100,000)	$(2,478,226)	—	$66,844

Janus Detroit Street Trust ½ 19

The Organics ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,308,028	$3,449,375	$—	$—

For the year ended October 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$—	$2,483,608	$—	$—

During the year ended October 31, 2019, the Fund had net realized gain/(loss) of $(82,210) from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2019

The Organics ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2019.

Foreign Tax Credits	$10,893
Dividends Received Deduction Percentage	14%
Qualified Dividend Income Percentage	65%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Organics ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough Funds Trust (investment company) (since 2015). Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustees, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

22 ½ OCTOBER 31, 2019

The Organics ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 23

The Organics ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

24 ½ OCTOBER 31, 2019

The Organics ETF

Notes

Janus Detroit Street Trust ½ 25

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93071 12-19

ANNUAL REPORT

October 31, 2019

Janus Henderson Short Duration Income ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF (VNLA) seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month US Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility.

PERFORMANCE OVERVIEW

•

Global bond markets rallied during the period as investors welcomed the Federal Reserve’s (Fed) late-2018 pivot back toward more accommodative policy and evidence that the economic cycle had additional room to run. These factors outweighed concerns that the headwinds caused by the U.S.-China trade war would push the global economy toward recession. Fueled by three Fed rate cuts, U.S. Treasury yields fell considerably, which contributed to strong gains in government and investment-grade bond prices.

•

During the period, the Janus Henderson Short Duration Income ETF (VNLA) returned 3.95% (based on NAV); its benchmark, FTSE 3-Month US Treasury Bill Index, returned 2.35%. The largest source of positive returns was the Fund’s cash-based core of shorter-duration corporate credits. The Fund’s concentration on investment-grade corporate credits served the strategy well during the year as interest rates fell and spreads between the yields on corporate credits and those on their “risk-free” benchmarks narrowed considerably. Other components of the strategy generated negative returns, including the Fund’s duration positioning expressed through government bond markets. At times during the period, the Fund had bearish exposure to government debt, which ultimately detracted from results given the sustained rally in these securities.

•

Janus Henderson Short Duration Income ETF is an actively managed fixed income ETF with the potential to deliver returns above cash. The strategy seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. Rather than tracking a benchmark, the Fund is designed to move beyond conventional constraints and provide positive absolute returns.

The Fund makes use of derivatives, primarily to act as hedges on its cash-based holdings. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. In aggregate, derivatives’ impact on Fund performance was negative. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Detroit Street Trust ½ 1

Janus Henderson Short Duration Income ETF (unaudited)

Fund At A Glance

October 31, 2019

Sector Allocation – (% of Net Assets)
Financial	52.4%
Consumer, Cyclical	8.9%
Consumer, Non-cyclical	7.5%
Utilities	6.6%
Communications	6.3%
Industrial	4.9%
Energy	3.6%
Technology	3.2%
Mortgage-Backed Securities	2.7%
Government	2.0%
Basic Materials	1.4%
Diversified	0.8%
Investment Companies	0.1%
OTC Purchased Options	0.1%
Asset-Backed Securities	0.1%
Exchange-Traded Purchased Options	0.0%

100.6%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF (unaudited)

Performance

Average Annual Total Return for the period ended October 31, 2019
	One Year	Since Inception*
Janus Henderson Short Duration Income ETF – NAV	3.95%	2.59%
Janus Henderson Short Duration Income ETF – Market Price	3.87%	2.59%
FTSE 3-Month U.S. Treasury Bill Index	2.35%	1.59%
3-Month USD LIBOR	2.68%	1.88%

*	The Fund commenced operations on November 16, 2016.

Total annual expense ratio as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Effective November 1, 2018 the Fund’s primary benchmark changed from the 3- Month USD LIBOR to the FTSE 3-Month U.S. Treasury Bill Index because: (i) Janus Capital believes the FTSE 3-Month Treasury Bill Index is a more appropriate benchmark against which to measure the Fund’s performance; and (ii) regulators have signaled intent to phase out LIBOR as a key market interest rate by the end of 2021.

Janus Detroit Street Trust ½ 3

Janus Henderson Short Duration Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$1,018.60	$1.63	$1,000.00	$1,023.59	$1.63	0.32%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short Duration Income ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period November 16, 2016 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period November 16, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Asset-Backed Securities – 0.1%
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	$484,000	$484,052
Upgrade Receivables Trust, 3.7600%, 11/15/24 (144A)	463,330	465,001
Total Asset-Backed Securities (cost $948,752)		949,053
Corporate Bonds – 90.4%
Basic Materials – 1.4%
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	3,380,000	3,552,007
Incitec Pivot Finance LLC, 6.0000%, 12/10/19 (144A)	4,410,000	4,423,737
Sherwin-Williams Co., 2.2500%, 5/15/20	6,369,000	6,379,831

		14,355,575
Communications – 6.3%
Alibaba Group Holding, Ltd., 2.5000%, 11/28/19	6,600,000	6,602,001
Amazon.com, Inc., 3.3000%, 12/5/21	1,736,000	1,788,507
Amazon.com, Inc., 2.5000%, 11/29/22	6,828,000	6,965,307
Amazon.com, Inc., 2.4000%, 2/22/23	4,000,000	4,074,780
CBS Corp., 2.9000%, 6/1/23	3,288,000	3,347,371
Comcast Corp., ICE LIBOR USD 3 Month + 0.4400%, 2.5386%, 10/1/21‡	5,777,000	5,807,791
Deutsche Telekom International Finance B.V., ICE LIBOR USD 3 Month + 0.5800%, 2.5821%, 1/17/20 (144A)‡	1,450,000	1,451,296
eBay, Inc., 2.1500%, 6/5/20	1,946,000	1,948,573
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 2.8055%, 1/30/23‡	2,820,000	2,829,901
NBCUniversal Enterprise, Inc., ICE LIBOR USD 3 Month + 0.4000%, 2.4986%, 4/1/21 (144A)‡	1,630,000	1,635,477
SingTel Group Treasury Pte, Ltd., 4.5000%, 9/8/21	2,841,000	2,953,827
Telstra Corp., Ltd., 7.7500%, 7/15/20	AUD2,950,000	2,122,493
Telstra Corp., Ltd., 3.2500%, 11/15/27	$350,000	363,168
TWDC Enterprises 18 Corp., 2.1500%, 9/17/20	1,100,000	1,103,238
TWDC Enterprises 18 Corp., ICE LIBOR USD 3 Month + 0.3900%, 2.5228%, 3/4/22‡	2,490,000	2,502,216
Verizon Communications, Inc., ICE LIBOR USD 3 Month + 1.0000%, 3.1185%, 3/16/22‡	4,600,000	4,674,118
Verizon Communications, Inc., 90 Day Australian Bank Bill Rate + 1.2200%, 2.1900%, 2/17/23‡	AUD6,570,000	4,549,467
Verizon Communications, Inc., 3.5000%, 2/17/23	2,170,000	1,575,821
Walt Disney Co, 1.7500%, 8/30/24	$8,900,000	8,836,594

		65,131,946
Consumer, Cyclical – 8.9%
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3400%, 2.5153%, 2/14/20‡	850,000	850,927
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.2600%, 2.3785%, 6/16/20‡	4,100,000	4,105,624
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.4700%, 2.4970%, 1/8/21‡	3,520,000	3,531,214
American Honda Finance Corp., 2.2000%, 6/27/22	2,300,000	2,324,941
CK Hutchison International 19, Ltd., 3.2500%, 4/11/24 (144A)	3,000,000	3,082,854
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.4500%, 2.5995%, 2/22/21 (144A)‡	4,018,000	4,018,804
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.5500%, 2.4523%, 5/4/21 (144A)‡	2,000,000	2,000,537
Daimler Finance North America LLC, 2.8500%, 1/6/22 (144A)	600,000	607,701
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.9000%, 3.0581%, 2/15/22 (144A)‡	2,400,000	2,415,384
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.8800%, 3.0295%, 2/22/22 (144A)‡	2,850,000	2,865,433
General Motors Co., ICE LIBOR USD 3 Month + 0.8000%, 3.0090%, 8/7/20‡	314,000	314,461
General Motors Co., ICE LIBOR USD 3 Month + 0.9000%, 3.0341%, 9/10/21‡	3,000,000	3,001,537
General Motors Financial Co., Inc., 2.4500%, 11/6/20	860,000	861,353
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.8500%, 2.8620%, 4/9/21‡	3,393,000	3,395,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Consumer, Cyclical – (continued)
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 3.5361%, 1/14/22‡	$ 460,000	$ 464,318
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.9900%, 3.0331%, 1/5/23‡	3,300,000	3,269,825
Home Depot, Inc., ICE LIBOR USD 3 Month + 0.3100%, 2.4476%, 3/1/22‡	3,900,000	3,913,447
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.8200%, 2.9516%, 3/12/21 (144A)‡	3,758,000	3,763,373
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 2.9670%, 7/8/21 (144A)‡	3,680,000	3,686,533
Hyundai Capital America, 3.0000%, 6/20/22 (144A)	2,700,000	2,727,973
Hyundai Capital America, 3.2500%, 9/20/22 (144A)	1,088,000	1,108,350
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	403,435
Nissan Motor Acceptance Corp., 2.2500%, 1/13/20 (144A)	1,340,000	1,340,188
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.3900%, 2.3909%, 7/13/20 (144A)‡	700,000	700,113
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6300%, 2.7889%, 9/21/21 (144A)‡	3,500,000	3,503,277
Toyota Motor Corp., 3.1830%, 7/20/21	800,000	819,651
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.1000%, 2.1095%, 1/10/20‡	3,000,000	3,000,465
Toyota Motor Credit Corp., 2.1500%, 3/12/20	600,000	600,595
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.5400%, 2.5670%, 1/8/21‡	3,900,000	3,917,663
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.2800%, 2.2809%, 4/13/21‡	2,000,000	2,003,062
Toyota Motor Credit Corp., 2.8000%, 7/13/22	485,000	497,631
Toyota Motor Finance Netherlands B.V., ICE LIBOR USD 3 Month + 0.2500%, 2.3816%, 12/12/19‡	1,000,000	1,000,510
Volkswagen Group of America Finance LLC, ICE LIBOR USD 3 Month + 0.7700%, 2.9456%, 11/13/20‡	1,800,000	1,807,747
Volkswagen Group of America Finance LLC, ICE LIBOR USD 3 Month + 0.9400%, 3.1210%, 11/12/21 (144A)‡	8,600,000	8,650,568
Walmart, Inc., 1.9000%, 12/15/20	3,900,000	3,910,440
Walmart, Inc., ICE LIBOR USD 3 Month + 0.2300%, 2.3889%, 6/23/21‡	3,400,000	3,411,006
Walmart, Inc., 2.8500%, 7/8/24	4,000,000	4,176,617
Wesfarmers, Ltd., 4.7500%, 3/12/20	AUD500,000	348,683

		92,401,615
Consumer, Non-cyclical – 5.4%
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 0.8750%, 2.9794%, 12/29/20‡	$1,275,000	1,275,612
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 1.0300%, 3.1424%, 6/6/22‡	860,000	866,706
Cardinal Health, Inc., 2.4000%, 11/15/19	500,000	500,022
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 2.8885%, 6/15/22‡	11,680,000	11,720,492
Constellation Brands, Inc., ICE LIBOR USD 3 Month + 0.7000%, 2.8581%, 11/15/21‡	3,000,000	3,000,229
Constellation Brands, Inc., 2.7000%, 5/9/22	1,296,000	1,312,282
Constellation Brands, Inc., 2.6500%, 11/7/22	4,600,000	4,669,444
Constellation Brands, Inc., 3.2000%, 2/15/23	3,380,000	3,486,711
CVS Health Corp., 2.1250%, 6/1/21	6,404,000	6,416,670
CVS Health Corp., 2.6250%, 8/15/24	3,530,000	3,564,268
Fonterra Co-operative Group, Ltd., 4.5000%, 6/30/21	AUD2,200,000	1,590,178
Mars, Inc., 2.7000%, 4/1/25 (144A)	$4,030,000	4,157,603
Molson Coors Brewing Co., 2.2500%, 3/15/20	1,827,000	1,827,593
Molson Coors Brewing Co., 2.1000%, 7/15/21	4,600,000	4,603,468
Sysco Corp., 2.6000%, 10/1/20	1,025,000	1,031,106
Sysco Corp., 2.6000%, 6/12/22	663,000	673,474
Transurban Finance Co. Pty, Ltd., 3.3750%, 3/22/27 (144A)	210,000	214,564
WSO Finance Pty, Ltd., 3.5000%, 7/14/23	AUD1,400,000	1,013,262
WSO Finance Pty, Ltd., 4.5000%, 3/31/27	800,000	629,279
WSO Finance Pty, Ltd., 4.5000%, 9/30/27	5,000,000	3,957,217

		56,510,180

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Diversified – 0.7%
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21	$ 400,000	$ 396,423
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21 (144A)	1,100,000	1,090,162
CK Hutchison International 17 II, Ltd., 2.2500%, 9/29/20 (144A)	1,100,000	1,100,072
CK Hutchison International 17 II, Ltd., 2.7500%, 3/29/23 (144A)	1,200,000	1,210,091
CK Hutchison International 17, Ltd., 2.8750%, 4/5/22	4,000,000	4,043,550

		7,840,298
Energy – 1.9%
CNOOC Finance 2015 USA LLC, 3.7500%, 5/2/23	5,800,000	6,028,513
Harvest Operations Corp., 4.2000%, 6/1/23 (144A)	2,700,000	2,882,725
Sinopec Group Overseas Development 2017, Ltd., 2.3750%, 4/12/20 (144A)	1,600,000	1,599,952
Sinopec Group Overseas Development 2017, Ltd., 2.2500%, 9/13/20 (144A)	500,000	499,335
Sinopec Group Overseas Development 2018, Ltd., 3.7500%, 9/12/23 (144A)	5,000,000	5,222,383
Sinopec Group Overseas Development 2018, Ltd., 2.5000%, 8/8/24 (144A)	3,100,000	3,089,968

		19,322,876
Financial – 50.8%
AAI Ltd., 90 Day Australian Bank Bill Rate + 3.3000%, 4.2700%, 11/18/40‡	AUD13,120,000	9,221,742
Agricultural Bank of China Ltd/Sydney, 90 Day Australian Bank Bill Rate + 0.8700%, 1.8200%, 9/26/22‡	280,000	192,641
Ally Financial, Inc., 3.7500%, 11/18/19	$7,255,000	7,259,353
American Express Co., ICE LIBOR USD 3 Month + 0.5250%, 2.6488%, 5/17/21‡	3,945,000	3,958,895
American Express Co., 2.7500%, 5/20/22	2,900,000	2,956,250
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 2.5191%, 8/1/22‡	2,150,000	2,160,029
American Express Co., 2.5000%, 7/30/24	2,400,000	2,428,876
ANZ New Zealand Int’l, Ltd., 2.7500%, 1/22/21 (144A)	4,200,000	4,237,750
ANZ New Zealand Int’l, Ltd., ICE LIBOR USD 3 Month + 1.0100%, 2.9381%, 7/28/21 (144A)‡	1,725,000	1,743,840
ANZ New Zealand Int’l, Ltd., 3.4000%, 3/19/24 (144A)	1,000,000	1,047,330
ASB Bank, Ltd., ICE LIBOR USD 3 Month + 0.9700%, 3.0885%, 6/14/23 (144A)‡	4,610,000	4,658,164
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 2.5838%, 5/17/21‡	750,000	752,848
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 2.5838%, 5/17/21 (144A)‡	6,600,000	6,625,063
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.8700%, 3.0176%, 11/23/21 (144A)‡	250,000	252,890
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.0079%, 3/7/22‡	AUD2,000,000	1,391,907
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 2.7645%, 11/9/22 (144A)‡	$7,535,000	7,558,030
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 2.7000%, 3.6700%, 5/17/26‡	AUD120,000	84,640
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.1500%, 2.1473%, 3/5/20‡	900,000	621,378
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.5500%, 2.5386%, 8/5/21‡	2,100,000	1,466,510
Bank of America Corp., ICE LIBOR USD 3 Month + 0.6500%, 2.7563%, 6/25/22‡	$5,600,000	5,627,234
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1800%, 3.1459%, 10/21/22‡	4,800,000	4,868,351
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 3.1259%, 1/20/23‡	3,350,000	3,396,498
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9600%, 2.8940%, 7/23/24‡	7,400,000	7,470,644
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9700%, 3.4580%, 3/15/25‡	2,800,000	2,924,369
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 1.9600%, 3/2/20‡	AUD6,800,000	4,692,884
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 2.1250%, 4/20/22‡	800,000	555,359
Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.8800%, 2.8643%, 7/11/22‡	$400,000	401,960
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4400%, 2.5585%, 6/15/20‡	2,300,000	2,305,359
Bank of Montreal, ICE LIBOR USD 3 Month + 0.3400%, 2.3409%, 7/13/20‡	3,100,000	3,104,295
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 2.4609%, 4/13/21‡	2,000,000	2,008,560
Bank of Montreal, 2.9000%, 3/26/22	3,270,000	3,336,944
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6300%, 2.7684%, 9/11/22‡	400,000	402,875
Bank of Nova Scotia, 2.3500%, 10/21/20	1,800,000	1,808,626

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.2900%, 2.3170%, 1/8/21‡	$ 1,560,000	$ 1,562,835
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.4400%, 2.4059%, 4/20/21‡	2,000,000	2,006,444
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	509,030
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 2.7421%, 3/7/22‡	500,000	503,503
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6200%, 2.7841%, 9/19/22‡	4,900,000	4,926,633
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.1700%, 2.0550%, 10/26/20‡	AUD7,510,000	5,202,551
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 1.9850%, 11/16/21‡	1,340,000	927,259
Barclays PLC, ICE LIBOR USD 3 Month + 1.4300%, 3.5881%, 2/15/23‡	$4,700,000	4,735,250
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 2.0833%, 2/21/20‡	AUD250,000	172,586
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 2.0700%, 8/18/20‡	6,100,000	4,222,353
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.4600%, 2.3550%, 4/20/21‡	1,320,000	919,842
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0100%, 1.9050%, 1/19/22‡	4,900,000	3,393,178
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0500%, 1.9300%, 1/25/23‡	1,500,000	1,038,811
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 3.8079%, 12/9/26‡	230,000	162,900
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.3150%, 2.2173%, 2/2/21‡	$2,290,000	2,294,282
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.6600%, 2.7873%, 9/13/23‡	2,140,000	2,147,460
Capital One Financial Corp., ICE LIBOR USD 3 Month + 0.7200%, 2.6555%, 1/30/23‡	7,500,000	7,495,100
Capital One NA, 2.1500%, 9/6/22	2,000,000	2,001,454
Capital One NA, ICE LIBOR USD 3 Month + 1.1500%, 3.0855%, 1/30/23‡	2,225,000	2,243,932
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	376,192
Citibank NA, ICE LIBOR USD 3 Month + 0.5300%, 2.6538%, 2/19/22‡	5,000,000	5,008,217
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.5500%, 2.5386%, 5/4/21‡	AUD2,770,000	1,931,275
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 3.1721%, 12/8/21‡	$5,750,000	5,831,362
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 2.8996%, 4/25/22‡	750,000	759,272
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.8670%, 2.3120%, 11/4/22‡	7,400,000	7,419,898
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7220%, 3.1420%, 1/24/23‡	2,000,000	2,039,564
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5400%, 2.6776%, 3/2/20‡	1,200,000	1,201,380
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5700%, 2.7023%, 5/26/20‡	600,000	601,452
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.8100%, 2.9423%, 5/26/22‡	900,000	904,063
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.1500%, 2.0400%, 1/18/21‡	AUD2,300,000	1,598,299
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 2.9424%, 9/6/21 (144A)‡	$1,350,000	1,365,390
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 2.9424%, 9/6/21‡	2,400,000	2,427,360
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 2.8341%, 3/10/22 (144A)‡	850,000	856,780
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 2.8341%, 3/10/22‡	200,000	201,595
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.6800%, 2.8251%, 9/18/22 (144A)‡	1,200,000	1,209,158
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 2.8185%, 3/16/23 (144A)‡	3,000,000	3,020,550
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8200%, 2.9528%, 6/4/24 (144A)‡	6,100,000	6,149,747
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.9500%, 2.9386%, 11/5/24‡	AUD6,000,000	4,133,850
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.6500%, 3.6113%, 6/3/26‡	1,500,000	1,058,699

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	$ 700,000	$ 706,295
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4300%, 2.3656%, 4/26/21‡	2,250,000	2,257,466
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 2.8395%, 1/10/22‡	2,300,000	2,322,367
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4800%, 2.4895%, 1/10/23‡	1,800,000	1,793,768
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8600%, 2.9730%, 9/26/23 (144A)‡	3,000,000	3,011,110
Cooperatieve Rabobank UA, 2.6250%, 7/22/24 (144A)	1,000,000	1,014,560
Credit Union Australia, Ltd., 90 Day Australian Bank Bill Rate + 1.3000%, 2.2200%, 3/20/20‡	AUD1,520,000	1,050,668
Credit Union Australia, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 2.2071%, 3/4/22‡	580,000	402,703
DBS Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.5100%, 1.4871%, 9/4/20‡	1,000,000	690,021
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.5921%, 6/8/20 (144A)‡	$1,600,000	1,601,620
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 2.5921%, 6/8/20‡	800,000	800,810
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21‡	225,000	226,125
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21‡	1,575,000	1,582,875
DBS Group Holdings, Ltd., 2.8500%, 4/16/22 (144A)	3,100,000	3,145,693
DBS Group Holdings, Ltd., 90 Day Australian Bank Bill Rate + 1.5800%, 2.6150%, 3/16/28‡	AUD1,130,000	779,194
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5900%, 4.5200%, 12/11/28 (144A)‡	$3,350,000	3,555,056
DEXUS Finance Pty, Ltd., 4.2000%, 11/9/22	AUD2,200,000	1,620,133
Dexus Wholesale Property Fund, 4.7500%, 6/16/25	2,400,000	1,859,936
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26 (144A)	$3,252,000	3,294,334
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26	3,219,000	3,260,905
General Property Trust, 3.5910%, 11/7/23	AUD700,000	511,207
Goldman Sachs Bank USA, 3.2000%, 6/5/20	$4,000,000	4,031,014
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.3700%, 2.3779%, 9/8/21‡	AUD540,000	375,362
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.2000%, 2.1751%, 8/26/20‡	2,500,000	1,729,584
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 3.9023%, 2/25/21‡	$3,380,000	3,444,107
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.3600%, 3.2996%, 4/23/21‡	2,000,000	2,029,244
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 2.7071%, 10/31/22‡	3,400,000	3,416,388
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 3.1766%, 6/5/23‡	1,510,000	1,523,364
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25‡	1,475,000	1,525,076
GPT RE, Ltd., 3.6725%, 9/19/24	AUD2,200,000	1,621,078
GPT Wholesale Office Fund No 1, 4.0000%, 5/18/22	1,900,000	1,366,801
GPT Wholesale Shopping Centre Fund No. 1, 3.9930%, 9/11/24	5,600,000	4,168,838
Heritage Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.8200%, 1.7850%, 8/12/22‡	3,720,000	2,559,457
Horse Gallop Finance, Ltd., ICE LIBOR USD 3 Month + 1.1800%, 3.2844%, 6/28/21‡	$4,050,000	4,061,022
Industrial & Commercial Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 0.9800%, 1.9250%, 5/15/20‡	AUD1,100,000	759,522
Industrial & Commercial Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.7300%, 2.8485%, 6/14/21‡	$6,400,000	6,408,372

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
JPMorgan Chase & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 2.1079%, 12/9/19‡	AUD3,210,000	$ 2,213,283
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 1.4800%, 3.6176%, 3/1/21‡	$110,000	111,720
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6800%, 2.8176%, 6/1/21‡	1,200,000	1,203,239
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6100%, 2.7551%, 6/18/22‡	5,000,000	5,016,550
JPMorgan Chase & Co., 3.2500%, 9/23/22	520,000	538,085
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6950%, 3.2070%, 4/1/23‡	3,900,000	3,995,902
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 2.8396%, 4/25/23‡	2,050,000	2,063,682
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.7300%, 2.6640%, 4/23/24‡	2,649,000	2,652,210
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3700%, 2.4938%, 2/19/21‡	3,300,000	3,302,032
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.2756%, 4/26/21‡	4,000,000	4,002,504
Liberty Financial Pty, Ltd., 5.1000%, 6/1/20	AUD6,700,000	4,677,353
Liberty Financial Pty, Ltd., 5.1000%, 4/9/21	3,650,000	2,589,243
Lloyds Banking Group PLC, 90 Day Australian Bank Bill Rate + 1.3000%, 2.2200%, 3/20/23‡	3,000,000	2,048,814
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,073,965
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 0.8100%, 2.9070%, 11/7/23‡	$2,900,000	2,940,839
Lloyds Banking Group PLC, 3.9000%, 3/12/24	4,300,000	4,544,063
Macquarie Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 2.0613%, 3/3/20‡	AUD600,000	414,280
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 1.1200%, 3.0481%, 7/29/20 (144A)‡	$1,175,000	1,183,047
Macquarie Group, Ltd., 6.2500%, 1/14/21	2,091,000	2,189,014
Macquarie Group, Ltd., 6.2500%, 1/14/21 (144A)	2,500,000	2,617,185
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.0230%, 3.1890%, 11/28/23 (144A)‡	7,957,000	8,126,148
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.3500%, 3.4496%, 3/27/24‡	6,502,000	6,604,451
Members Equity Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.2500%, 2.2159%, 11/9/20‡	AUD1,200,000	830,651
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.9400%, 3.0844%, 2/28/22‡	$2,844,000	2,868,145
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8800%, 3.0184%, 9/11/22‡	2,895,000	2,918,161
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 3.3659%, 4/21/21‡	4,110,000	4,176,007
Morgan Stanley, 5.0000%, 9/30/21	AUD120,000	87,720
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 3.1459%, 1/20/22‡	$2,850,000	2,879,452
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8300%, 2.7532%, 6/10/22‡	4,100,000	4,109,182
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 3.3360%, 10/24/23‡	6,655,000	6,791,487
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	3,300,000	3,455,150
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.3500%, 2.3509%, 1/12/21‡	1,700,000	1,703,631
National Australia Bank, Ltd., 2.5000%, 1/12/21	3,300,000	3,320,559
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 2.7359%, 9/20/21 (144A)‡	5,500,000	5,530,965
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.7100%, 2.6191%, 11/4/21 (144A)‡	7,200,000	7,274,538
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.8000%, 1.7650%, 2/10/23‡	AUD2,000,000	1,383,165
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 2.8000%, 3/26/25‡	6,017,000	4,161,454
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.4000%, 3.3150%, 9/21/26‡	3,485,000	2,457,425
Nordea Bank AB, 2.1250%, 5/29/20 (144A)	$910,000	910,981
Nordea Bank AB, 2.5000%, 9/17/20 (144A)	200,000	201,171
Nordea Bank Abp, ICE LIBOR USD 3 Month + 0.9400%, 3.0641%, 8/30/23 (144A)‡	5,700,000	5,687,539

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24 (144A)	$ 616,000	$ 653,188
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24	2,730,000	2,894,810
QIC Finance Shopping Center Fund Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2700%, 2.2150%, 8/15/25‡	AUD2,500,000	1,727,778
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 2.6391%, 2/1/22‡	$620,000	624,965
Royal Bank of Canada, 2.8000%, 4/29/22	1,200,000	1,225,748
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.6600%, 2.7031%, 10/5/23‡	3,000,000	3,010,803
Scentre Group Trust 1, 4.5000%, 9/8/21	AUD5,500,000	3,962,105
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	$435,000	435,000
Shinhan Bank Co., Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 2.1362%, 3/17/21‡	AUD5,530,000	3,820,650
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	780,000	546,045
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	4,050,000	2,967,683
Simon Property Group LP, 2.7500%, 2/1/23	$3,500,000	3,586,664
Simon Property Group LP, 2.7500%, 6/1/23	6,873,000	7,038,995
Stockland Trust, 8.2500%, 11/25/20	AUD1,000,000	736,599
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 3.1059%, 10/19/21‡	$2,070,000	2,095,840
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 2.7809%, 7/12/22‡	1,200,000	1,205,156
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	427,052
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 2.7433%, 10/18/22‡	880,000	883,291
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8600%, 2.8259%, 7/19/23‡	5,840,000	5,874,267
Sumitomo Mitsui Financial Group, Inc., 2.6960%, 7/16/24	1,200,000	1,217,519
Suncorp-Metway, Ltd., 2.3750%, 11/9/20 (144A)	4,948,000	4,972,147
Suncorp-Metway, Ltd., 3.3000%, 4/15/24 (144A)	6,100,000	6,312,676
TD Ameritrade Holding Corp., ICE LIBOR USD 3 Month + 0.4300%, 2.3391%, 11/1/21‡	6,540,000	6,549,444
Toronto-Dominion Bank, 1.8500%, 9/11/20	360,000	360,034
Toronto-Dominion Bank, 2.5000%, 12/14/20	3,500,000	3,525,746
Toronto-Dominion Bank, 1.9000%, 12/1/22	3,170,000	3,163,601
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.6400%, 2.6059%, 7/19/23‡	4,900,000	4,935,525
Toronto-Dominion Bank, 3.2500%, 3/11/24	1,270,000	1,330,090
United Overseas Bank, Ltd., ICE LIBOR USD 3 Month + 0.4800%, 2.4140%, 4/23/21 (144A)‡	2,500,000	2,504,607
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27‡	2,050,000	2,049,652
United Overseas Bank, Ltd., ICE LIBOR USD 3 Month + 1.5000%, 3.7500%, 4/15/29 (144A)‡	2,900,000	3,013,007
Vicinity Centres Trust, 3.5000%, 4/26/24	AUD3,980,000	2,893,690
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.0100%, 3.1121%, 12/7/20‡	$1,246,000	1,256,827
Wells Fargo & Co., 2.5000%, 3/4/21	800,000	805,477
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.3400%, 3.4728%, 3/4/21‡	900,000	912,438
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 3.1110%, 2/11/22‡	1,083,000	1,090,109
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 1.9850%, 4/27/22‡	AUD3,800,000	2,633,591
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 3.0460%, 1/24/23‡	$1,050,000	1,063,172
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5000%, 2.4340%, 7/23/21‡	8,250,000	8,262,970
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5100%, 2.4633%, 10/22/21‡	3,500,000	3,512,807
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.0000%, 3.1756%, 5/13/21‡	310,000	313,772
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 2.9738%, 8/19/21‡	500,000	505,492
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 2.8343%, 1/11/22‡	510,000	515,361
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.1100%, 2.1148%, 2/7/22‡	AUD2,000,000	1,395,016
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 2.8144%, 6/28/22‡	$750,000	757,014
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.5700%, 2.5543%, 1/11/23‡	3,600,000	3,613,552
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7700%, 2.9023%, 2/26/24‡	3,950,000	3,983,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 3.1000%, 4.1124%, 3/10/26‡	AUD3,000,000	$ 2,121,756
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.8300%, 4.3340%, 8/16/29‡	13,122,000	9,565,296
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.9800%, 2.9551%, 8/27/29‡	3,900,000	2,711,152

		527,006,320
Government – 0.8%
Inter-American Development Bank, 5.5000%, 8/23/21	INR253,400,000	3,512,187
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	NZD5,015,000	3,302,873
International Bank for Reconstruction & Development, 3.0000%, 2/2/23	1,780,000	1,200,873

		8,015,933
Industrial – 4.9%
Australia Pacific Airports Melbourne Pty, Ltd., 5.0000%, 6/4/20	AUD200,000	140,705
Australia Pacific Airports Melbourne Pty, Ltd., 3.7500%, 11/4/26	100,000	76,539
Brisbane Airport Corp. Pty, Ltd., 6.0000%, 10/21/20	260,000	186,690
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.3500%, 2.4521%, 12/7/20‡	$3,600,000	3,607,740
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2300%, 2.3485%, 3/15/21‡	1,000,000	1,000,844
Caterpillar Financial Services Corp., 2.9500%, 2/26/22	2,100,000	2,149,998
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 2.7024%, 6/6/22‡	2,400,000	2,411,186
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 2.6681%, 5/15/23‡	1,720,000	1,723,956
New Terminal Financing Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.4500%, 2.3050%, 7/12/24‡	AUD8,200,000	5,708,958
Perth Airport Pty, Ltd., 6.0000%, 7/23/20	883,000	628,058
QPH Finance Co. Pty, Ltd., 5.7500%, 7/29/20	5,850,000	4,155,341
QPH Finance Co. Pty, Ltd., 5.0000%, 7/7/21	300,000	218,001
Sydney Airport Finance Co. Pty, Ltd., 5.1250%, 2/22/21 (144A)	$525,000	543,799
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23	1,000,000	1,050,614
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23 (144A)	600,000	630,368
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25 (144A)	1,500,000	1,552,930
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25	2,370,000	2,453,630
Sydney Airport Finance Co. Pty, Ltd., 3.6250%, 4/28/26 (144A)	15,640,000	16,316,816
Trimble, Inc., 4.1500%, 6/15/23	3,455,000	3,613,524
Vulcan Materials Co., ICE LIBOR USD 3 Month + 0.6500%, 2.7818%, 3/1/21‡	2,425,000	2,430,694

		50,600,391
Technology – 3.2%
Apple, Inc., 1.5500%, 8/4/21	1,100,000	1,097,159
Apple, Inc., 2.1000%, 9/12/22	1,300,000	1,312,226
Apple, Inc., 2.4000%, 1/13/23	4,920,000	5,014,246
Apple, Inc., 1.8000%, 9/11/24	3,600,000	3,591,934
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.0000%, 1/15/22	2,035,000	2,061,927
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.6500%, 1/15/23	2,400,000	2,410,130
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.4700%, 2.5941%, 11/30/20‡	6,500,000	6,527,470
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.2600%, 2.2259%, 1/20/21‡	3,200,000	3,205,952
International Business Machines Corp., 1.9000%, 1/27/20	1,100,000	1,100,044
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.2300%, 2.1656%, 1/27/20‡	350,000	350,145
International Business Machines Corp., 2.2500%, 2/19/21	300,000	301,495
Microchip Technology, Inc., 3.9220%, 6/1/21	3,555,000	3,640,678
Oracle Corp., 2.5000%, 5/15/22	2,900,000	2,943,577

		33,556,983

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Corporate Bonds – (continued)
Utilities – 6.1%
AGL Energy, Ltd., 5.0000%, 11/5/21	AUD1,080,000	$ 780,183
Ausgrid Finance Pty, Ltd., 3.8500%, 5/1/23 (144A)	$6,500,000	6,788,021
Ausgrid Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2200%, 2.1279%, 10/30/24‡	AUD12,700,000	8,790,697
Ausgrid Finance Pty, Ltd., 3.7500%, 10/30/24	7,960,000	5,941,347
AusNet Services Holdings Pty, Ltd., 5.2500%, 2/14/20	1,180,000	821,907
Australian Gas Networks Vic 3 Pty, Ltd., 4.5000%, 12/17/21	350,000	255,294
Australian Gas Networks, Ltd., 90 Day Australian Bank Bill Rate + 0.4200%, 1.3650%, 7/1/26‡	2,500,000	1,628,894
Energy Partnership Gas Pty, Ltd., 3.6420%, 12/11/24	1,200,000	883,390
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 1.9865%, 8/29/22‡	2,000,000	1,381,334
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0400%, 2.0707%, 12/13/23‡	500,000	344,106
ETSA Utilities Finance Pty, Ltd., 3.5000%, 8/29/24	5,280,000	3,886,170
Korea East-West Power Co., Ltd., 3.8750%, 7/19/23 (144A)	$3,580,000	3,774,005
Network Finance Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 2.0800%, 12/6/24‡	AUD10,600,000	7,298,460
SGSP Australia Assets Pty, Ltd., 3.3000%, 4/9/23	$12,800,000	13,145,604
United Energy Distribution Pty, Ltd., 90 Day Australian Bank Bill Rate + 0.9700%, 1.9748%, 2/7/23‡	AUD3,000,000	2,064,258
United Energy Distribution Pty, Ltd., 3.8500%, 10/23/24	3,980,000	2,988,383
Victoria Power Networks Finance Pty, Ltd., 4.0000%, 8/18/27	3,100,000	2,387,875

		63,159,928
Total Corporate Bonds (cost $937,627,738)		937,902,045
Mortgage-Backed Securities – 2.7%
Firstmac Mortgage Funding Trust No 4, 30 Day Australian Bank Bill Rate + 1.3000%, 2.2054%, 3/8/49‡	2,700,000	1,854,975
La Trobe Financial Capital Markets Trust, 30 Day Australian Bank Bill Rate + 1.9000%, 2.8000%, 1/12/49‡	3,527,587	2,441,025
Liberty Series, 30 Day Australian Bank Bill Rate + 1.6500%, 2.5415%, 10/10/49‡	13,630,000	9,403,450
Pepper Residential Securities, ICE LIBOR USD 1 Month + 1.0000%, 2.8464%, 6/20/60 (144A)‡	$4,367,415	4,369,317
Pepper Residential Securities, ICE LIBOR USD 1 Month + 0.9000%, 2.7775%, 11/18/60 (144A)‡	1,657,400	1,657,092
RedZed Trust Series, 30 Day Australian Bank Bill Rate + 2.4000%, 3.3027%, 3/9/50‡	AUD3,800,000	2,666,926
Resimac MBS Trust, ICE LIBOR USD 1 Month + 0.8000%, 2.7388%, 11/10/49 (144A)‡	$2,781,056	2,776,767
RESIMAC Premier, ICE LIBOR USD 1 Month + 0.9500%, 2.8774%, 9/11/48 (144A)‡	2,596,068	2,595,827
Total Mortgage-Backed Securities (cost $28,258,565)		27,765,379
Foreign Government Bonds – 2.2%
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.5750%, 2.7126%, 6/1/21‡	12,732,000	12,780,454
Korea Hydro & Nuclear Power Co., Ltd., 3.7500%, 7/25/23 (144A)	4,012,000	4,219,902
Korea National Oil Corp., 2.0000%, 10/24/21	4,746,000	4,735,076
Korea South-East Power Co., Ltd., 5.7500%, 9/25/20	AUD1,470,000	1,048,322
Total Foreign Government Bonds (cost $22,481,664)		22,783,754
Investment Companies – 0.1%
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 1.7521% (cost $1,423,136)¥	$1,423,136	1,423,136
Commercial Paper – 5.0%
CNPC Finance HK, Ltd., 2.2310%, 11/1/19 (Section 4(2))	17,000,000	16,999,125
Energy Transfer Partners, 1.9770%, 11/1/19 (Section 4(2))	3,650,000	3,649,728

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

	Shares/Principal/ Contract Amounts	Value
Commercial Paper – (continued)
Mylan, Inc., 2.0990%, 11/1/19 (Section 4(2))	$ 13,050,000	$ 13,049,026
Noble Energy, Inc., 2.4860%, 11/7/19 (Section 4(2))	10,000,000	9,996,053
Smithfield Foods, Inc., 2.3530%, 11/4/19 (Section 4(2))	8,000,000	7,997,641
Total Commercial Paper (cost $51,694,370)		51,691,573
Exchange-Traded Purchased Options – 0.0%
Put – 0.0%
5-Year US Treasury Notional amount $1,538,000 premiums paid $853,110, unrealized depreciation $(781,016), exercise price $118.25, expires 11/22/19*	1,538,000	72,094
Total Exchange-Traded Purchased Options (premiums paid $853,110)		72,094
OTC Purchased Options – 0.1%
Call – 0.0%
Counterparty/ Reference Asset
Citigroup Global Markets, Inc.,
EUR Currency, Notional amount $26,162,436, premiums paid $708,086, unrealized depreciation $(667,508), exercise price $1.17, expires 02/26/20*	26,162,436	40,578
Put – 0.1%
Counterparty/ Reference Asset
J.P. Morgan Chase Bank,
EUR currency, Notional amount $26,162,436, premiums paid $703,901, unrealized appreciation $476,862, exercise price $1.17, expires 02/26/20*	26,162,436	1,180,763
Total OTC Purchased Options (premiums paid $1,411,987)		1,221,341
Total Investments (total cost $1,044,699,322) – 100.6%		1,043,808,375
Liabilities, net of Cash, Receivables and Other Assets – (0.6%)		(6,073,659)
Net Assets – 100%		$1,037,734,716

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$475,547,649	45.6%
Australia	321,691,039	30.8
Canada	48,460,135	4.6
South Korea	30,781,844	2.9
China	26,723,876	2.6
Singapore	26,450,485	2.5
Netherlands	25,900,103	2.5
Japan	18,309,082	1.8
Cayman Islands	17,525,153	1.7
Hong Kong	16,999,125	1.6
United Kingdom	15,342,931	1.5
New Zealand	13,277,262	1.3
Finland	6,799,691	0.6
Total	$1,043,808,375	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount Sold/ (Purchased)	USD Currency Amount Sold/ (Purchased)	Market Value and Unrealized Appreciation (Depreciation)
Bank of America N.A.
Canadian Dollar	12/02/19	(1,370,000)	$1,033,441	$8,970
Euro	12/02/19	(2,030,000)	2,259,199	9,664
				18,634
Barclays Bank PLC
Australian Dollar	12/02/19	250,000,000	(170,237,500)	(2,133,194)
J.P. Morgan Chase Bank
Australian Dollar	12/02/19	(1,400,000)	944,016	21,260
Australian Dollar	12/02/19	(400,000)	273,439	2,354
Euro	12/02/19	(5,170,000)	5,744,113	34,224
Australian Dollar	12/02/19	400,000	(273,278)	(2,515)
Australian Dollar	12/02/19	400,000	(276,498)	705
Australian Dollar	11/20/19	7,200,000	(4,881,600)	(81,066)
Australian Dollar	12/02/19	9,300,000	(6,244,643)	(167,547)
Australian Dollar	12/02/19	13,510,000	(9,236,611)	(78,301)
Australian Dollar	12/02/19	25,000,000	(17,141,225)	(95,844)
Canadian Dollar	12/02/19	1,370,000	(1,036,253)	(6,159)
Euro	12/02/19	7,200,000	(7,991,863)	(55,337)
Euro	12/04/19	8,200,000	(9,125,419)	(40,627)
New Zealand Dollar	12/02/19	500,000	(313,517)	(7,296)
New Zealand Dollar	12/02/19	1,600,000	(1,014,856)	(11,744)
New Zealand Dollar	12/02/19	5,000,000	(3,186,180)	(21,946)
				(509,839)
Total				$(2,624,399)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
3-Year Australian Bond	1,183	12/16/19	$94,027,955	$155,622	$88,977
5-Year U.S. Treasury Note	171	12/31/19	20,383,734	(130,611)	(74,648)
				25,011	14,329
Futures Sold:
10-Year U.S. Treasury Note	87	12/19/19	(11,335,828)	149,386	85,412
Total				$174,397	$99,741

Schedule of Centrally Cleared Credit Default Swaps – Buy Protection

Referenced Asset	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.IG.33, Fixed Rate of 1.00% Paid Quarterly	12/20/24	$93,200,000	$(1,812,357)	$(331,941)	$101,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2019

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total

Asset Derivatives:
Forward foreign currency exchange contracts	$—	$—	$77,177	$77,177
Purchased options contracts, at value	—	72,094	1,221,341	1,293,435
Variation margin receivable	101,295	174,389	—	275,684
Total Asset Derivatives	$101,295	$246,483	$1,298,518	$1,646,296

Liability Derivatives:
Forward foreign currency exchange contracts	$—	$—	$2,701,576	$2,701,576
Variation margin payable	—	74,648	—	74,648
Total Liability Derivatives	$—	$74,648	$2,701,576	$2,776,224

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$5,437,924	$5,437,924
Futures contracts	—	(3,883,021)	—	(3,883,021)
Swap contracts	(1,261,114)	289,660	—	(971,454)
Purchased option contracts	—	—	(48,278)	(48,278)
Purchased swaption contracts	—	117,115	—	117,115
Written option contracts	—	(646,448)	94,962	(551,486)
Written swaption contracts	—	277,661	—	277,661
Total	$(1,261,114)	$(3,845,033)	$5,484,608	$378,461

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$(2,694,573)	$(2,694,573)
Futures contracts	—	(747,188)	—	(747,188)
Swap contracts	(331,941)	(535,553)	—	(867,494)
Purchased options contracts	—	(781,016)	(190,646)	(971,662)
Total	$(331,941)	$(2,063,757)	$(2,885,219)	$(5,280,917)

Please see the “Net realized and change in unrealized gain/(loss) on investments” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2019

Average ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2019

Derivative	Market Value
Forward foreign currency exchange contracts, purchased (a)	$7,684,279
Forward foreign currency exchange contracts, sold(a)	206,446,377
Futures contracts, purchased	84,029,830
Futures contracts, sold	76,008,374
Centrally Cleared Credit default swaps, long	61,845,833
Centrally Cleared Credit default swaps, short	63,095,967
Centrally Cleared Interest rate swaps, long	188,490,266
Centrally Cleared Interest rate swaps, short	188,310,400
OTC Interest rate swaps, long	20,064,440
OTC Interest rate swaps, short	20,054,717
Purchased call option	191,117
Purchased put option	836,265
Purchased call swaption	92,560
Purchased put swaption	122,890
Written call option	77,410
Written put option	4,951
Written call swaption	79,952
Written put swaption	8,112

(a)	Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

¥	Rate reflects 7 day yield as of October 31, 2019.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended. The total value of Section 4(2) securities as of the period ended October 31, 2019 is $51,691,573, which represents 5.0% of net assets.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2019 is $222,947,056 which represents 21.5% of net assets.

‡	Variable or floating rate security. Rate shown is the current rate as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

Janus Detroit Street Trust ½ 19

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Asset-Backed Securities	$—	$949,053	$—

Corporate Bonds	—	937,902,045	—

Mortgage-Backed Securities	—	27,765,379	—

Foreign Government Bonds	—	22,783,754	—

Investment Companies	1,423,136	—	—

Options Purchased, at Value	—	1,293,435	—

Commercial Paper	—	51,691,573	—

Total Investments in Securities	$1,423,136	$1,042,385,239	$—

Other Financial Instruments(a):

Forward Currency Contracts	$—	$77,177	$—

Variation Margin Receivable	174,389	101,295	—

Total Other Financial Instruments	$174,389	$178,472	$—

Total Assets	$1,597,525	$1,042,563,711	$—

Liabilities

Other Financial Instruments(a):

Forward Currency Contracts	$—	$2,701,576	$—

Variation Margin Payable	74,648	—	—

Total Liabilities	$74,648	$2,701,576	$—

(a)

Other financial instruments include forward foreign currency exchange, futures, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Other swap contracts are reported at their market value at measurement date.

20 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments, at value(1)	$1,042,514,940
Purchased options, at value(2)	1,293,435
Cash denominated in foreign currency(3)	737,233
Forward foreign currency exchange contracts	77,177
Due from broker for centrally cleared swaps	836,592
Due from broker for futures	520,010
Receivable for variation margin on swaps	101,295
Receivable for variation margin on futures contracts	174,389
Receivables:
Interest	5,160,498
Other Assets	1,203
Total Assets	1,051,416,772
Liabilities:
Payable for variation margin on futures contracts	74,648
Forward foreign currency exchange contracts	2,701,576
Due to broker for purchased options	1,390,000
Payables:
Due to custodian	140,928
Investments purchased	8,958,330
Management fees	275,178
Interest on swap contracts	141,396
Total Liabilities	13,682,056
Net Assets	$1,037,734,716
Net Assets Consists of:
Capital (par value and paid-in surplus)	$1,039,492,987
Total distributable earnings (loss)	(1,758,271)
Total Net Assets	$1,037,734,716
Net Assets	$1,037,734,716
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	20,800,001
Net Asset Value Per Share	$49.89

(1)	Includes cost of $1,042,434,225.
(2)	Premiums paid of $2,265,097.
(3)	Includes cost of $734,758.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 21

Janus Henderson Short Duration Income ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$79,116
Interest	28,768,260
Foreign tax withheld	(8,317)
Total Investment Income	28,839,059
Expenses:
Management Fees	2,935,388
Total Expenses	2,935,388
Net Investment Income/(Loss)	25,903,671
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,715,891
Forward foreign currency exchange contracts	5,437,924
Futures contracts	(3,883,021)
Swap contracts	(971,454)
Purchased option contracts	(48,278)
Purchased swaption contracts	117,115
Written option contracts	(551,486)
Written swaption contracts	277,661
Total Net Realized Gain/(Loss) on Investments	$2,094,352
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$13,699,240
Forward foreign currency exchange contracts	(2,694,573)
Futures contracts	(747,188)
Swap contracts	(867,494)
Purchased option contracts	(971,662)
Total Change in Unrealized Net Appreciation/Depreciation	$8,418,323
Net Increase/(Decrease) in Net Assets Resulting from Operations	$36,416,346

See Notes to Financial Statements.

22 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$25,903,671	$10,202,844
Net realized gain/(loss) on investments	2,094,352	10,733,915
Change in unrealized net appreciation/depreciation	8,418,323	(12,767,511)
Net Increase/(Decrease) in Net Assets Resulting from Operations	36,416,346	8,169,248
Dividends and Distributions to Shareholders:
Dividends and Distributions	(37,398,440)	(9,471,243)
Net Decrease from Dividends and Distributions to Shareholders	(37,398,440)	(9,471,243)
Capital Share Transactions	308,171,462	575,763,154
Net Increase/(Decrease) in Net Assets	307,189,368	574,461,159
Net Assets:
Beginning of year	730,545,348	156,084,189
End of year	$1,037,734,716	$730,545,348

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 23

Janus Henderson Short Duration Income ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$50.04	$50.35	$50.00
	Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.39	1.25	0.82
Net realized and unrealized gain/(loss)	0.53	(0.33)	0.11
Total from Investment Operations	1.92	0.92	0.93
	Less Dividends and Distributions:
Dividends (from net investment income)	(1.43)	(1.23)	(0.58)
Distributions (from capital gains)	(0.64)	—	—
Total Dividends and Distributions	(2.07)	(1.23)	(0.58)
Net Asset Value, End of Period	$49.89	$50.04	$50.35
Total Return*	3.95%	1.86%	1.87%
Net assets, End of Period (in thousands)	$1,037,735	$730,545	$156,084
Average Net Assets for the Period (in thousands)	$925,572	$406,711	$66,131
	Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.32%	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.80%	2.51%	1.71%
Portfolio Turnover Rate(3)	23%	22%	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

24 ½ OCTOBER 31, 2019

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month U.S. Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures, forwards, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience

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Notes to Financial Statements

a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable (if applicable) and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

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Notes to Financial Statements

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk and equity risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps.

Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of

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Notes to Financial Statements

the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments. Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable)

During the year, the Fund wrote interest rate payer swaptions (put) in order to gain the exposure to interest rate risk.

During the year, the Fund wrote interest rate receiver swaptions (call) in order to reduce the exposure to interest rate risk.

During the year, the Fund purchased interest rate payer swaptions (call) in order to gain the exposure to interest rate risk.

During the year, the Fund sold interest rate receiver swaptions (put) in order to reduce the exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

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Notes to Financial Statements

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac

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Notes to Financial Statements

under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

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Notes to Financial Statements

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America N.A.	$18,634	$—	$ —	$18,634
J.P. Morgan Chase Bank	58,543	(58,543)	—	—
Total	$77,177	$(58,543)	$ —	$18,634

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Barclays Bank PLC	$2,133,194	$—	$ —	$2,133,194
J.P. Morgan Chase Bank	568,382	(58,543)	—	509,839
Total	$2,701,576	$(58,543)	$ —	$2,643,033

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract’s obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow.

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Notes to Financial Statements

The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2019, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.32% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2019, Janus Capital owned 101,000 shares or 0.49% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2019, the Fund engaged in cross trades amounting to $199,803,246 in purchases and $13,056,666 in sales, resulting in a net realized loss of $85,616. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$5,039,636	$—	$(6,738,378)	$—	$—	$163,547	$(223,076)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2019 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(3,317,918)	$(3,420,460)	$(6,738,378)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,044,031,451	$11,469,625	$(11,692,701)	$(223,076)

Information on the tax components of derivatives as of October 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(4,643,665)	$49,363	$—	$49,363

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$30,653,898	$6,744,542	$—	$—

For the year ended October 31, 2018:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$9,471,243	$—	$—	$—

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$4,228,991	$(4,228,991)

6. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	12,850,000	$637,478,172	11,500,000	$575,763,154
Shares repurchased	(6,650,000)	(329,306,710)	—	—
Net Increase/(Decrease)	6,200,000	$308,171,462	11,500,000	$575,763,154

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$498,449,030	$184,718,925	$—	$—

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

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Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015).

Chairman, Clough Funds
Trust (since 2017),
Independent Trustee,
Clough Global Dividend
and Income Fund
(closed-end fund)
(since 2017), Independent
Trustees, Clough Global
Opportunities Fund
(closed-end fund) (since
2017), Independent
Trustee, Clough Global
Equity Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018), Chairman,
Elevation ETF Trust
(2016-2018),
and Independent

Trustee, Global X Funds

(investment company)
(since 2018).

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Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Short Duration Income ETF

Notes

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Janus Henderson Short Duration Income ETF

Notes

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Janus Henderson Short Duration Income ETF

Notes

Janus Detroit Street Trust ½ 45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93073 12-19

ANNUAL REPORT

October 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Mortgage-Backed Securities ETF seeks a high level of total return consisting of income and capital appreciation. It pursues its objective by investing primarily in high-quality mortgage-backed securities (MBS) issued by the U.S. government and its agencies (agency MBS). The Fund seeks to outperform the total return of the Bloomberg Barclays U.S. Mortgage Backed Securities Index while maintaining a substantial correlation to the index.

PERFORMANCE OVERVIEW

•

U.S. agency MBS generated positive returns during the period. Risk markets were volatile early as investors digested concerns over economic growth, U.S.-China trade talks, and Brexit developments. Concerns about the direction of the economy eventually prompted three 25 basis point rate cuts by the Federal Reserve (Fed) in 2019, pushing interest rate volatility higher in the second half of the period and causing a refinancing wave in mortgages. Agency MBS, which tend to be highly liquid and viewed as less risky than other credit securities given their either explicit or implicit government backing, fared well amid the market volatility. Interest rates ended the period significantly lower than where they began: After hitting 3.24% early in the period, the yield on the 10-year U.S. Treasury note fell to 1.69% by October’s close.

•	During the period, the Janus Henderson Mortgage-Backed Securities ETF returned 9.04% (based on NAV); its benchmark, the Bloomberg Barclays U.S. MBS Index, returned 8.87%.

•

We employ an in-depth research process in our efforts to identify assets with what we believe to be the most attractive borrower behavior amid changing market dynamics. As interest rates declined over the period, we increased our emphasis on assets that appeared to be attractively priced with limited exposure to borrowers that may be inclined to prepay or refinance their mortgages. Our agency exposure – including to-be-announced (TBA) securities – contributed to absolute performance during the period, as did our exposure to non-agency mortgages.

•

As part of our investment process we seek to maintain duration roughly neutral to that of the Bloomberg Barclays U.S. MBS Index. To mitigate our interest rate risk, the portfolio employed the use of derivatives, including interest rate futures and swaps, which had a negative impact on performance during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

•

Janus Henderson Mortgage-Backed Securities ETF is an actively managed, high-quality MBS ETF that offers potential for broad portfolio diversification with little to no corporate credit risk. The Fund seeks to provide total returns in excess of the Bloomberg Barclays U.S. MBS Index without taking additional risk and differentiates itself by employing fundamental loan-level analysis and quantitative modeling in an effort to identify mispriced assets with attractive borrower behavior.

Janus Detroit Street Trust ½ 1

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Fund At A Glance

October 31, 2019

Sector Allocation – (% of Net Assets)
Mortgage-Backed Securities	156.4%	^
Investment Companies	8.0%
Asset-Backed Securities	1.2%
Consumer, Cyclical	0.2%

	165.8%

^

Percentage includes amounts allocated to certain Forward Commitment Transactions, including “to-be announced” mortgage-backed securities. Please see the Schedule of Investments and Notes to Financial Statements for additional information.

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Performance

Average Annual Total Return for the period ended October 31, 2019
	One Year	Since Inception*
Janus Henderson Mortgage-Backed Securities ETF – NAV	9.05%	7.04%
Janus Henderson Mortgage-Backed Securities ETF – Market Price	9.07%	7.08%
Bloomberg Barclays U.S. MBS Index	8.87%	6.98%

*	The Fund commenced operations on September 12, 2018.

Total annual expense ratio (estimated) as stated in the most recent prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Detroit Street Trust ½ 3

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period (5/1/19 - 10/31/19)†	Net Annualized Expense Ratio (5/1/19 - 10/31/19)
$1,000.00	$1,038.60	$1.80	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Mortgage-Backed Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mortgage-Backed Securities ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2019 and for the period September 12, 2018 (commencement of operations) through October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2019 and for the period September 12, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 19, 2019

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Asset-Backed Securities – 1.2%
PRPM LLC, 3.4700%, 9/25/22 (144A)	$133,769	$134,110
PRPM LLC, 3.4700%, 11/25/22 (144A)‡	57,395	57,395
PRPM LLC, 3.3510%, 7/25/24 (144A)	1,447,750	1,452,279
Station Place Securitization Trust, 3.4500%, 10/24/20	356,000	356,000
Total Asset-Backed Securities (cost $1,993,335)		1,999,784
Corporate Bonds – 0.2%
Consumer, Cyclical – 0.2%
M/I Homes, Inc., 6.7500%, 1/15/21	300,000	303,057
Total Corporate Bonds (cost $303,271)		303,057
Mortgage-Backed Securities – 156.4%
Angel Oak Mortgage Trust I LLC, 3.6490%, 9/25/48 (144A)‡	65,977	66,896
Angel Oak Mortgage Trust LLC, 2.8100%, 1/25/47 (144A)‡	33,895	33,828
Angel Oak Mortgage Trust LLC, 4.6290%, 1/25/47 (144A)‡	270,000	270,742
Angel Oak Mortgage Trust LLC, 2.7080%, 11/25/47 (144A)‡	44,700	44,107
Chase Home Lending Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 7/25/49 (144A)‡	1,013,829	1,009,451
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.1500%, 3.9728%, 9/25/31 (144A)‡	3,420,001	3,432,486
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.0000%, 3.8228%, 7/25/39 (144A)‡	5,527,885	5,537,343
Deephaven Residential Mortgage Trust, 2.7110%, 10/25/47 (144A)‡	295,356	294,950
Deephaven Residential Mortgage Trust, 2.9760%, 12/25/57 (144A)‡	162,126	161,814
Deephaven Residential Mortgage Trust, 3.6840%, 4/25/58 (144A)‡	82,093	82,276
Deephaven Residential Mortgage Trust, 3.7890%, 8/25/58 (144A)‡	197,920	198,823
Deephaven Residential Mortgage Trust, 3.9630%, 8/25/58 (144A)‡	186,610	188,015
Deephaven Residential Mortgage Trust, 4.2850%, 10/25/58 (144A)‡	183,957	185,533
Federal Home Loan Mortgage Corp., 3.0000%, 2/15/25	41,423	41,531
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 1.8500%, 3.6728%, 10/25/27‡	55,196	55,612
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 1.2000%, 3.0228%, 7/25/29‡	2,087,899	2,092,769
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.7500%, 2.5728%, 3/25/30‡	2,399,907	2,401,048
Federal Home Loan Mortgage Corp., 3.0000%, 2/1/31	957,811	985,337
Federal Home Loan Mortgage Corp., 2.5000%, 11/1/31	403,222	409,463
Federal Home Loan Mortgage Corp., 2.5000%, 12/1/31	480,157	487,589
Federal Home Loan Mortgage Corp., 2.5000%, 12/1/31	29,895	30,357
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.3500%, 2.2713%, 2/15/32‡	49,434	49,244
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.6500%, 2.5713%, 3/15/32‡	71,751	72,183
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5000%, 2.4213%, 7/15/32‡	60,099	60,134
Federal Home Loan Mortgage Corp., 3.0000%, 9/1/32	226,997	233,817
Federal Home Loan Mortgage Corp., 3.0000%, 1/1/33	116,901	120,414
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.4000%, 2.3213%, 1/15/33‡	48,037	47,903
Federal Home Loan Mortgage Corp., 2.5000%, 12/1/33	1,163,272	1,181,269
Federal Home Loan Mortgage Corp., 2.5000%, 7/1/34	193,916	196,064
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.2500%, 2.1713%, 9/15/35‡	45,200	44,858
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5900%, 2.5113%, 10/15/37‡	141,777	142,489
Federal Home Loan Mortgage Corp., 4.5000%, 9/1/38	92,593	97,882
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.3000%, 2.2213%, 8/15/40‡	104,780	104,246
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5000%, 2.4213%, 9/15/40‡	135,830	135,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5500%, 2.4713%, 4/15/41‡	$450,685	$452,938
Federal Home Loan Mortgage Corp., 3.0000%, 2/1/43	2,151	2,217
Federal Home Loan Mortgage Corp., 3.0000%, 3/1/43	6,500,008	6,701,635
Federal Home Loan Mortgage Corp., 3.0000%, 3/1/43	1,431	1,473
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/43	523	549
Federal Home Loan Mortgage Corp., 3.0000%, 6/1/43	582,057	595,754
Federal Home Loan Mortgage Corp., 3.5000%, 6/1/43	69,234	72,634
Federal Home Loan Mortgage Corp., 3.0000%, 11/1/43	2,425,802	2,499,295
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/44	694,269	728,361
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/44	1,421,339	1,491,133
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/46	5,024,568	5,172,775
Federal Home Loan Mortgage Corp., 3.5000%, 10/1/46	106,475	110,892
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/46	371,817	387,240
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/46	35,830	36,753
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/47	65,538	68,256
Federal Home Loan Mortgage Corp., 4.0000%, 3/1/47	421,955	446,993
Federal Home Loan Mortgage Corp., 4.0000%, 4/1/47	3,294,456	3,515,325
Federal Home Loan Mortgage Corp., 4.0000%, 5/1/47	276,584	289,954
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/47	421,073	442,516
Federal Home Loan Mortgage Corp., 4.0000%, 11/1/47	1,001,266	1,070,143
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/47	45,948	47,304
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/47	422,069	443,562
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/48	432,286	454,299
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/48	240,017	250,538
Federal Home Loan Mortgage Corp., 3.5000%, 4/1/48	120,141	125,407
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/48	363,004	378,917
Federal Home Loan Mortgage Corp., 4.5000%, 8/1/48	363,425	383,872
Federal Home Loan Mortgage Corp., 4.0000%, 9/1/48	213,956	222,980
Federal Home Loan Mortgage Corp., 5.0000%, 9/1/48	31,801	34,030
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/48	470,635	492,304
Federal Home Loan Mortgage Corp., 4.5000%, 12/1/48	88,290	94,588
Federal Home Loan Mortgage Corp., 4.5000%, 12/1/48	981,970	1,046,829
Federal Home Loan Mortgage Corp., 4.0000%, 1/1/49	711,871	764,387
Federal Home Loan Mortgage Corp., 4.5000%, 1/1/49	41,680	43,884
Federal Home Loan Mortgage Corp., 4.0000%, 4/1/49	1,338,545	1,428,317
Federal Home Loan Mortgage Corp., 4.0000%, 5/1/49	1,240,693	1,293,017
Federal Home Loan Mortgage Corp., 3.5000%, 6/1/49	1,374,285	1,422,807
Federal Home Loan Mortgage Corp., 4.0000%, 6/1/49	1,368,865	1,434,329
Federal Home Loan Mortgage Corp., 4.0000%, 6/1/49	667,568	693,444
Federal Home Loan Mortgage Corp., 4.5000%, 6/1/49	1,213,582	1,279,477
Federal Home Loan Mortgage Corp., 3.5000%, 7/1/49	3,135,765	3,247,460
Federal Home Loan Mortgage Corp., 3.5000%, 7/1/49	726,332	749,253
Federal Home Loan Mortgage Corp., 3.5000%, 7/1/49	2,426,854	2,511,022
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/49	218,379	224,161
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/49	219,286	224,447
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	1,869,377	1,921,817
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	545,081	568,074
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	3,489,679	3,613,981
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	1,136,593	1,173,881
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	2,772,031	2,849,792
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	3,128,305	3,236,802
Federal Home Loan Mortgage Corp., 3.0000%, 9/1/49	1,996,954	2,034,624
Federal Home Loan Mortgage Corp., 3.5000%, 9/1/49	2,991,370	3,098,857
Federal Home Loan Mortgage Corp., 3.5000%, 9/1/49	301,556	313,551
Federal Home Loan Mortgage Corp., 3.5000%, 9/1/49	1,222,986	1,264,256
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/49	750,000	764,148
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/49	569,947	580,699
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/49	1,997,896	2,035,585
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/49	2,997,005	3,047,214
Federal Home Loan Mortgage Corp., 3.0000%, 11/1/49	892,662	907,406

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.9500%, 2.7728%, 10/25/29‡	$182,067	$182,354
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5500%, 2.3728%, 1/25/30‡	793,909	793,765
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.7500%, 2.5728%, 2/25/30‡	18,183	18,183
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.7500%, 2.5728%, 2/25/30‡	422,572	422,601
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.7200%, 2.5428%, 1/25/31‡	1,219,163	1,219,559
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 2.0000%, 3.8228%, 3/25/31‡	3,435,115	3,440,695
Federal National Mortgage Association, 2.5000%, 8/1/31	38,367	38,960
Federal National Mortgage Association, 2.5000%, 10/1/31	36,544	37,109
Federal National Mortgage Association, 2.5000%, 2/1/32	34,074	34,601
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 2.2228%, 4/25/32‡	60,772	60,622
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5500%, 2.3728%, 4/25/32‡	44,353	44,456
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3228%, 9/25/33‡	61,582	61,634
Federal National Mortgage Association, 2.5000%, 11/1/34(a)	9,004,000	9,101,153
Federal National Mortgage Association, 3.0000%, 11/1/34(a)	9,373,000	9,596,077
Federal National Mortgage Association, 3.5000%, 11/1/34(a)	4,804,000	4,976,223
Federal National Mortgage Association, 4.0000%, 11/1/34(a)	714,000	744,288
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 2.1228%, 10/25/35‡	51,630	51,339
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 2.1728%, 4/25/36‡	168,705	167,857
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5200%, 2.3428%, 9/25/37‡	53,271	53,279
Federal National Mortgage Association, 4.5000%, 5/1/38	64,522	68,231
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 2.3684%, 5/25/38‡	100,258	100,155
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 2.1000%, 3.9228%, 6/25/39 (144A)‡	2,250,000	2,256,046
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 2.2228%, 9/25/40‡	40,140	40,019
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 55.0000%, 32.6535%, 10/25/40‡	41,248	165,093
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4300%, 2.2528%, 11/25/40‡	37,934	37,825
Federal National Mortgage Association, 3.0000%, 9/1/42	598,556	616,691
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 2.2228%, 9/25/42‡	27,397	27,243
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 2.1728%, 10/25/42‡	294,271	292,785
Federal National Mortgage Association, 3.0000%, 1/1/43	775,711	799,214
Federal National Mortgage Association, 3.0000%, 2/1/43	25,174	25,919
Federal National Mortgage Association, 3.0000%, 2/1/43	315,836	325,405
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3228%, 2/25/43‡	96,238	96,290
Federal National Mortgage Association, 3.0000%, 3/1/43	278,582	286,825
Federal National Mortgage Association, 3.0000%, 3/1/43	787,396	810,696
Federal National Mortgage Association, 3.5000%, 4/1/43	827,735	868,379
Federal National Mortgage Association, 3.0000%, 5/1/43	228,092	234,841
Federal National Mortgage Association, 4.0000%, 6/1/43	122,457	130,234
Federal National Mortgage Association, 3.5000%, 11/1/43	424,256	446,486
Federal National Mortgage Association, 3.5000%, 2/1/45	429,270	450,348
Federal National Mortgage Association, 4.5000%, 6/1/45	13,333	14,430
Federal National Mortgage Association, 3.0000%, 7/1/45	1,194,477	1,229,822

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, 3.0000%, 10/1/45	$ 5,724	$ 5,880
Federal National Mortgage Association, 3.0000%, 10/1/45	9,093	9,341
Federal National Mortgage Association, 3.0000%, 1/1/46	54,780	56,274
Federal National Mortgage Association, 3.5000%, 1/1/46	164,638	171,560
Federal National Mortgage Association, 3.5000%, 2/1/46	425,813	443,818
Federal National Mortgage Association, 4.0000%, 2/1/46	981,207	1,050,050
Federal National Mortgage Association, 3.0000%, 3/1/46	230,105	235,928
Federal National Mortgage Association, 3.0000%, 3/1/46	423,244	433,954
Federal National Mortgage Association, 3.5000%, 5/1/46	135,068	140,676
Federal National Mortgage Association, 3.5000%, 7/1/46	414,053	433,075
Federal National Mortgage Association, 3.5000%, 8/1/46	498,626	519,331
Federal National Mortgage Association, 3.0000%, 9/1/46	535,868	552,104
Federal National Mortgage Association, 3.0000%, 11/1/46	90,290	92,408
Federal National Mortgage Association, 3.0000%, 11/1/46	757,970	777,149
Federal National Mortgage Association, 3.0000%, 11/1/46	8,451	8,692
Federal National Mortgage Association, 3.0000%, 11/1/46	8,321	8,558
Federal National Mortgage Association, 3.5000%, 12/1/46	867,211	903,221
Federal National Mortgage Association, 3.0000%, 1/1/47	50,184	51,361
Federal National Mortgage Association, 3.0000%, 1/1/47	158,343	163,016
Federal National Mortgage Association, 3.5000%, 1/1/47	193,703	204,209
Federal National Mortgage Association, 4.0000%, 5/1/47	684,013	737,758
Federal National Mortgage Association, 4.0000%, 5/1/47	11,927	12,496
Federal National Mortgage Association, 4.0000%, 6/1/47	49,534	51,898
Federal National Mortgage Association, 4.0000%, 6/1/47	28,613	29,978
Federal National Mortgage Association, 4.0000%, 6/1/47	3,357	3,523
Federal National Mortgage Association, 4.0000%, 7/1/47	88,816	93,054
Federal National Mortgage Association, 4.0000%, 7/1/47	29,572	30,983
Federal National Mortgage Association, 4.0000%, 7/1/47	78,105	81,832
Federal National Mortgage Association, 3.5000%, 8/1/47	285,824	302,468
Federal National Mortgage Association, 4.0000%, 8/1/47	445,052	470,495
Federal National Mortgage Association, 4.0000%, 8/1/47	104,112	109,080
Federal National Mortgage Association, 4.0000%, 8/1/47	29,915	31,342
Federal National Mortgage Association, 4.0000%, 9/1/47	76,189	82,723
Federal National Mortgage Association, 4.0000%, 9/1/47	51,904	54,380
Federal National Mortgage Association, 4.0000%, 9/1/47	689,327	744,217
Federal National Mortgage Association, 4.0000%, 10/1/47	198,370	207,836
Federal National Mortgage Association, 4.0000%, 10/1/47	142,857	149,674
Federal National Mortgage Association, 4.0000%, 10/1/47	220,821	231,358
Federal National Mortgage Association, 4.0000%, 10/1/47	113,223	118,626
Federal National Mortgage Association, 3.5000%, 11/1/47	36,293	38,241
Federal National Mortgage Association, 4.0000%, 11/1/47	110,781	116,067
Federal National Mortgage Association, 4.0000%, 11/1/47	148,781	157,287
Federal National Mortgage Association, 3.5000%, 12/1/47	215,023	223,819
Federal National Mortgage Association, 3.5000%, 12/1/47	289,427	306,282
Federal National Mortgage Association, 3.5000%, 1/1/48	209,807	218,390
Federal National Mortgage Association, 4.0000%, 1/1/48	430,345	450,879
Federal National Mortgage Association, 3.5000%, 2/1/48	189,202	196,597
Federal National Mortgage Association, 4.0000%, 2/1/48	86,754	92,573
Federal National Mortgage Association, 3.5000%, 4/1/48	718,241	747,624
Federal National Mortgage Association, 3.5000%, 4/1/48	191,972	202,275
Federal National Mortgage Association, 4.0000%, 10/1/48	459,769	484,677
Federal National Mortgage Association, 3.5000%, 11/1/48	981,595	1,034,276
Federal National Mortgage Association, 3.5000%, 1/1/49	474,669	493,222
Federal National Mortgage Association, 4.5000%, 1/1/49	44,513	46,867
Federal National Mortgage Association, 4.0000%, 2/1/49	2,656,591	2,827,866
Federal National Mortgage Association, 4.0000%, 2/1/49	777,275	809,647
Federal National Mortgage Association, 4.0000%, 5/1/49	2,326,590	2,473,134
Federal National Mortgage Association, 3.0000%, 8/1/49	239,196	245,529
Federal National Mortgage Association, 3.0000%, 8/1/49	234,057	240,254
Federal National Mortgage Association, 4.0000%, 9/1/49	600,239	632,400
Federal National Mortgage Association, 3.0000%, 10/1/49	497,792	506,014

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, 2.5000%, 11/1/49(a)	$ 1,049,000	$ 1,042,258
Federal National Mortgage Association, 3.0000%, 11/1/49(a)	26,920,000	27,310,340
Federal National Mortgage Association, 4.5000%, 11/1/49(a)	1,390,383	1,461,974
Federal National Mortgage Association, 5.0000%, 11/1/49(a)	4,854,936	5,190,946
Federal National Mortgage Association, 3.5000%, 8/1/56	75,789	79,754
Federal National Mortgage Association, 3.0000%, 2/1/57	2,797,146	2,876,858
Federal National Mortgage Association, 3.5000%, 2/1/57	1,567,329	1,649,346
Federal National Mortgage Association, 3.0000%, 6/1/57	167,803	172,588
Federal National Mortgage Association, 3.0000%, 9/1/57	165,613	170,335
Federal National Mortgage Association, 3.0000%, 5/1/58	170,022	174,870
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 2.3135%, 8/16/29‡	53,017	52,989
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.4135%, 5/16/31‡	68,844	68,960
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 2.2464%, 7/20/34‡	90,991	90,766
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 2.2135%, 8/16/34‡	60,290	60,014
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.2000%, 2.0464%, 6/20/35‡	53,877	53,317
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.1500%, 1.9964%, 8/20/35‡	59,510	58,888
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 2.1464%, 4/20/37‡	21,870	21,757
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3100%, 2.1564%, 6/20/37‡	60,388	60,105
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3200%, 2.1664%, 7/20/37‡	92,881	92,478
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3464%, 10/20/37‡	70,931	71,122
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3464%, 10/20/37‡	29,237	29,317
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3464%, 2/20/38‡	59,508	59,662
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 2.3464%, 2/20/38‡	122,278	122,611
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.7000%, 2.5464%, 5/20/39‡	79,602	80,085
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.6000%, 2.4908%, 1/16/40‡	20,481	20,629
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 2.1964%, 6/20/40‡	16,606	16,629
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4300%, 2.3208%, 10/16/40‡	100,911	100,837
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 2.1464%, 7/20/41‡	51,903	51,664
Government National Mortgage Association, 3.0000%, 1/1/50(a)	10,751,000	11,039,557
Government National Mortgage Association, 3.5000%, 1/1/50(a)	17,132,000	17,757,832
Government National Mortgage Association, 4.0000%, 11/1/49(a)	16,787,000	17,446,393
Government National Mortgage Association, 4.5000%, 11/1/49(a)	4,951,000	5,181,023
Government National Mortgage Association, 5.0000%, 11/1/49(a)	2,148,000	2,265,667
JP Morgan Mortgage Trust, 3.0000%, 6/25/45 (144A)‡	2,098,379	2,117,621
JP Morgan Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 11/25/49 (144A)‡	1,237,735	1,237,724
JP Morgan Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 12/25/49 (144A)‡	1,952,035	1,943,974
JP Morgan Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 2/25/50 (144A)‡	607,590	607,581
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.0500%, 3.0684%, 11/25/51 (144A)‡	160,667	160,679

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.2500%, 3.2684%, 11/25/51 (144A)‡	$ 53,333	$ 53,337
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 0.8500%, 2.8684%, 11/25/51 (144A)‡	214,000	214,127
New Residential Mortgage Loan Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 1/25/48 (144A) ‡	343,737	342,584
Sequoia Mortgage Trust, 0.3183%, 11/25/48 (144A)‡,(b)	9,079,463	78,751
Sequoia Mortgage Trust, 4.0000%, 9/25/49 (144A)‡	1,752,903	1,793,543
Station Place Securitization Trust, ICE LIBOR USD 1 Month + 1.2000%, 3.0228%, 8/25/52 (144A)‡	775,000	775,133
Station Place Securitization Trust, ICE LIBOR USD 1 Month + 1.4000%, 3.2228%, 8/25/52 (144A)‡	1,400,000	1,400,240
Station Place Securitization Trust, ICE LIBOR USD 1 Month + 1.6000%, 3.4228%, 8/25/52 (144A)‡	655,000	655,112
Towd Point HE Trust, ICE LIBOR USD 1 Month + 0.9000%, 2.7228%, 4/25/48 (144A)‡	3,025,139	3,028,725
Verus Securitization Trust, 3.8490%, 3/25/58 (144A)‡	63,039	63,204
Total Mortgage-Backed Securities (cost $261,559,331)		263,404,252
Investment Companies – 8.0%
Money Market Funds – 8.0%
Federated Institutional Prime Obligations Fund, 1.78%	13,483,587	13,488,981
Total Money Market Funds (cost $13,487,613)		13,488,981
Total Investments (total cost $277,343,550) – 165.8%		279,196,074
Liabilities, net of Cash, Receivables and Other Assets – (65.8%)		(110,814,631)
Net Assets – 100%		$168,381,443

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$279,196,074	100.0%

Schedule of TBA sales commitments – (% of Net Assets)

	Principal Amounts	Value
Securities Sold Short – (31.8)%
Mortgage-Backed Securities – (31.8)%
Federal National Mortgage Association, 30 year, 3.0000%,11/1/49(a)	$(37,033,198)	$(37,628,321)
Federal National Mortgage Association, 30 year, 3.5000%,11/1/49(a)	(7,334,000)	(7,529,378)
Federal National Mortgage Association, 30 year, 4.0000%,11/1/49(a)	(8,123,000)	(8,427,694)
Total Securities Sold Short (proceeds $53,536,274)		$(53,585,393)

Summary of Investments by Country – (Short Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$(53,585,393)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
U.S. Long Treasury Bond	2	12/19/19	$322,750	$(7,378)	$57,597
U.S. Ultra Bond	4	12/19/19	759,000	(10,256)	80,062
				(17,634)	137,659
Futures Sold:
10-Year U.S. Ultra Long Treasury Note	1	12/19/19	(142,109)	2,186	(17,065)
2-Year U.S. Treasury Note	102	12/31/19	(10,995,680)	1,116	(8,714)
				3,302	(25,779)
Total				$(14,332)	$111,880

Schedule of Centrally Cleared Credit Default Swaps – Buy Protection

Referenced Asset	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.33, Fixed Rate of 5.00% Paid Quarterly	12/20/24	$1,000,000	$(63,780)	$(13,155)	$79,146

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2019

	Credit Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Variation margin receivable	$79,146	$137,659	$216,805
Liability Derivatives:
Variation margin payable	$—	$25,779	$25,779

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$—	$(18,535)	$(18,535)
Swap contracts	(18,079)	(93,264)	(111,343)
Total	$(18,079)	$(111,799)	$(129,878)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2019

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$—	$(28,878)	$(28,878)
Swap contracts	(13,155)	—	(13,155)
Total	$(13,155)	$(28,878)	$(42,033)

Please see the “Net realized and change in unrealized gain/(loss) on investments” sections of the Fund’s Statement of Operations.

Average ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2019

Derivative	Market Value
Futures contracts, purchased	$1,556,536
Futures contracts, sold	2,148,202
Credit default swaps, long	348,333
Credit default swaps, short	370,067
Interest rate swaps, long	341,667
Interest rate swaps, short	348,503

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Mortgage-Backed Securities ETF

Notes to Schedule of Investments and Other Information

October 31, 2019

Bloomberg Barclays U.S. MBS Index	Bloomberg Barclays U.S. MBS Index tracks the performance of U.S. fixed-rate agency mortgage backed pass-through securities.

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of October 31, 2019.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2019 is $29,878,429 which represents 17.7% of net assets.

(a)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b)	IO – Interest Only

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Asset-Backed Securities	$—	$1,999,784	$—

Corporate Bonds	—	303,057	—

Mortgage-Backed Securities	—	263,404,252	—

Investment Companies	13,488,981	—	—

Total Investments in Securities	$13,488,981	$265,707,093	$—

Other Financial Instruments(a):

Variation Margin Receivable	$137,659	$79,146	$—

Total Assets	$13,626,640	$265,786,239	$—

Liabilities

TBA sales commitments(a):

Mortgage-Backed Securities	$—	$53,585,393	$—

Other Financial Instruments(a):

Variation Margin Payable	$25,779	$—	$—

Total Liabilities	$25,779	$53,585,393	$—

(a)

Other financial instruments include futures and swap contracts. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

14 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments, at value(1)	$279,196,074
Due from broker for centrally cleared swaps	33,398
Due from broker for futures	24,986
Receivable for variation margin on swaps	79,146
Receivable for variation margin on futures contracts	137,659
Receivables:
Investments sold	215,622,509
Fund units sold	10,489,758
Interest	318,691
Interest receivable for short sales	6,193
Total Assets	505,908,414
Liabilities:
TBA sales commitments, at value(2)	53,585,393
Payable for variation margin on futures contracts	25,779
Payables:
Due to custodian	4,575
Investments purchased	283,866,512
Management fees	44,712
Total Liabilities	337,526,971
Net Assets	$168,381,443
Net Assets Consists of:
Capital (par value and paid-in surplus)	$164,548,181
Total distributable earnings (loss)	3,833,262
Total Net Assets	$168,381,443
Net Assets	$168,381,443
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	3,200,001
Net Asset Value Per Share	$52.62

(1)	Includes cost of $277,343,550.
(2)	Proceeds $53,536,274.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Mortgage-Backed Securities ETF

Statement of Operations

For the year ended October 31, 2019

Investment Income:
Dividends	$287,210
Interest	2,390,850
Total Investment Income	2,678,060
Expenses:
Management Fees	275,790
Total Expenses	275,790
Net Investment Income/(Loss)	2,402,270
Net Realized Gain/(Loss) on Investments:
Investments	$2,451,997
TBA sales commitments	(188,031)
Futures contracts	(18,535)
Swap contracts	(111,343)
Total Net Realized Gain/(Loss) on Investments	$2,134,088
Change in Unrealized Net Appreciation/Depreciation:
Investments	$2,022,317
TBA sales commitments	(45,674)
Futures contracts	(28,878)
Swap contracts	(13,155)
Total Change in Unrealized Net Appreciation/Depreciation	$1,934,610
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,470,968

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Operations:
Net investment income/(loss)	$2,402,270	$109,131
Net realized gain/(loss) on investments	2,134,088	(268,250)
Change in unrealized net appreciation/depreciation	1,934,610	(158,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,470,968	(317,811)
Dividends and Distributions to Shareholders:
Dividends and Distributions	(2,074,830)	—
Net Decrease from Dividends and Distributions to Shareholders	(2,074,830)	—
Capital Share Transactions	131,792,173	32,510,943
Net Increase/(Decrease) in Net Assets	136,188,311	32,193,132
Net Assets:
Beginning of period	32,193,132	—
End of period	$168,381,443	$32,193,132

(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Mortgage-Backed Securities ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2019	2018(1)
Net Asset Value, Beginning of Period	$49.53	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.56	0.17
Net realized and unrealized gain/(loss)	3.03	(0.64)
Total from Investment Operations	4.59	(0.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.50)	—
Total Dividends and Distributions	(1.50)	—
Net Asset Value, End of Period	$52.62	$49.53
Total Return*	9.40%(3)	(0.94)%
Net assets, End of Period (in thousands)	$168,381	$32,193
Average Net Assets for the Period (in thousands)	$78,797	$30,452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	3.05%	2.67%
Portfolio Turnover Rate(4)(5)	348%	91%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(5)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

18 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mortgage-Backed Securities ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks a high level of total return consisting of income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (25,000 or more shares per Creation Unit) by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares, and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 19

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

20 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Detroit Street Trust ½ 21

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk and equity risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either

22 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Janus Detroit Street Trust ½ 23

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will conclude, or how financial markets will react.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

24 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

When-Issued and Delayed Delivery and Forward Commitment Transactions

The Fund typically will enter into “to be announced” commitments to purchase mortgage-backed securities and may purchase or sell other securities on a when-issued, delayed delivery, or forward commitment basis.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Janus Detroit Street Trust ½ 25

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Because the Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2020, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. The Fund’s management fee is calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

The Fund’s contractual management fee rate (expressed as an annual rate) was 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2019, Janus Capital owned 1 share or less than 0.0% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2019, the Fund engaged in cross trades

26 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

amounting to $9,097,175 in purchases and $4,595,579 in sales, resulting in a net realized gain of $35,264. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$2,046,595	$—	$—	$—	$—	$(49,119)	$1,835,786

During the year ended October 31, 2019, capital loss carryovers of $254,158 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$277,360,288	$2,030,545	$(194,759)	$1,835,786

Information on the tax components of derivatives as of October 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(53,621,708)	$23,455	$(78,407)	$(54,952)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$2,074,830	$—	$—	$—

Janus Detroit Street Trust ½ 27

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$245,066	$53,954	$(299,020)

6. Capital Share Transactions

	Year ended October 31, 2019		Year ended October 31, 2018(1)
	Shares	Amount	Shares	Amount
Shares sold	2,825,000	$146,011,506	650,001	$32,510,943
Shares repurchased	(275,000)	(14,219,333)	—	—
Net Increase/(Decrease)	2,550,000	$131,792,173	650,001	$32,510,943

(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$242,427,005	$221,285,126	$1,784,094,784	$1,636,683,658

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the removed and modified disclosures in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2019 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Janus Detroit Street Trust ½ 29

Janus Henderson Mortgage-Backed Securities ETF

Trustee and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 10 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Life U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015).

Chairman, Clough Funds Trust
(since 2017), Independent
Trustee, Clough Global
Dividend and Income Fund
(closed-end fund) (since
2017), Independent Trustees,
Clough Global Opportunities
Fund (closed-end fund) (since
2017), Independent Trustee,
Clough Global Equity Fund
(closed-end fund) (since
2017), Independent Trustee,
Elevation ETF Trust
(investment company) (2016-
2018), Chairman, Elevation
ETF Trust (2016-2018), and
Independent

Trustee, Global X Funds

(investment company) (since

2018).

30 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Trustee and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-10/19	Co-Head of Global Distribution, Janus Henderson Investors (2018-2019) and President, Janus Henderson Distributors (broker-dealer) (2014-2019). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (2014-2019).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**

Michael Drew Elder resigned as Interested Trustee of the Trust and the Clayton Street Trust, effective October 16, 2019. During his tenure, Mr. Elder was an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 31

Janus Henderson Mortgage-Backed Securities ETF

Trustee and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President, Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); President, Geneva Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); Manager of Perkins Investment Management (2011-2019); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 ½ OCTOBER 31, 2019

Janus Henderson Mortgage-Backed Securities ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93085 12-19

Item 2.	Code of Ethics.

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Jeffrey B. Weeden, the Chairman of the Board’s Audit and Pricing Committee is an “audit committee financial expert,” as defined in Item 3 to Form N-CSR: Jeffrey B. Weeden is “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $220,134 for 2019 and $214,766 for 2018.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,167 for 2019 and $53,821 for 2018.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, and tax advice.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)	Pre-Approval Policies and Procedures

(1) The registrant’s Audit Committee Charter requires the registrant’s Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant are $55,167 for 2019 and $53,821 for 2018.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jeffrey B Weeden, Maureen T. Upton and Clifford J. Weber.

Item 6.	Investments.

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)	(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(3)	Not applicable.

(4)	Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2019

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Date: December 27, 2019